Exhibit 99.2

Third Quarter Financial Supplement

September 30, 2014

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2014

Table of Contents	Page
Investor Letter	3
Use of Non-GAAP Measures and Selected Operating Performance Measures	4-5
Financial Highlights	6

Third Quarter Results
Consolidated Net Income (Loss) by Quarter	8
Net Operating Income (Loss) by Segment by Quarter	9
Consolidated Balance Sheets	10-11
Consolidated Balance Sheets by Segment	12-13
Deferred Acquisition Costs Rollforward	14

Quarterly Results
Net Operating Income (Loss) and Sales—U.S. Life Insurance Division	16-24
Net Operating Income and Sales—Global Mortgage Insurance Division	26-50
Net Operating Income (Loss) and Other Metrics—Corporate and Other Division	52-63

Additional Financial Data
Investments Summary	65
Fixed Maturity Securities Summary	66
Commercial Mortgage Loans Summary	67-68
General Account GAAP Net Investment Income Yields	69
Net Investment Gains (Losses), Net—Detail	70

Reconciliations of Non-GAAP Measures
Reconciliation of Operating Return On Equity (ROE)	72
Reconciliation of Core Yield	73

Corporate Information
Industry Ratings	75-76

Note:

Unless otherwise noted, references in this financial supplement to income (loss) from continuing operations, income (loss) from continuing operations per share, net income (loss), net income (loss) per share, book value and book value per common share should be read as income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders, income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders per share, net income (loss) available to Genworth Financial, Inc.’s common stockholders, net income (loss) available to Genworth Financial, Inc.’s common stockholders per share, book value available to Genworth Financial, Inc.’s common stockholders and book value available to Genworth Financial, Inc.’s common stockholders per share, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2014

Dear Investor,

Thank you for your continued interest in Genworth Financial.

During the third quarter of 2014, the company completed a comprehensive review of its long-term care insurance claim reserves conducted over the past few months. The company made changes to its assumptions and methodologies primarily impacting claim terminations, most significantly in later duration claims, and benefit utilization reflecting that claimants are staying on claim longer and utilizing more of their available benefits in aggregate than had previously been assumed in the company’s reserve calculations. As a result of these changes, claim reserves were increased $531 million pre-tax, or $345 million after-tax. Results in the quarter also included an unfavorable $35 million after-tax correction of a claim reserve calculation of benefit utilization for policies with a benefit inflation option.

The company also completed its annual goodwill impairment analysis during the third quarter of 2014. As a result of the company’s focus on transitioning to higher return permanent products, including universal life, indexed universal life and linked benefit products, which are expected to ramp up over time, and reducing its dependence on lower margin, capital intensive term life insurance products resulting in lower projected overall sales, the company recorded an after-tax goodwill impairment of $350 million in the life insurance business, and has a remaining goodwill balance of $145 million in that business. Additionally, as a result of a reduced overall market size, the company’s transition to new products, higher expected use of reinsurance on new business as well as a change related to expected claim costs, the company recorded an after-tax goodwill impairment of $167 million in the long-term care insurance business, and has a remaining goodwill balance of $154 million in that business.

Please feel free to call with any questions or comments.

Regards,

Amy Corbin

Investor Relations

804 662.2685

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2014

Use of Non-GAAP Measures

This financial supplement includes the non-GAAP(1) financial measure entitled “net operating income (loss).” The chief operating decision maker evaluates segment performance and allocates resources on the basis of net operating income (loss). The company defines net operating income (loss) as income (loss) from continuing operations excluding the after-tax effects of income attributable to noncontrolling interests, net investment gains (losses), goodwill impairments, gains (losses) on the sale of businesses, gains (losses) on the early extinguishment of debt, gains (losses) on insurance block transactions and infrequent or unusual non-operating items. Gains (losses) on insurance block transactions are defined as gains (losses) on the early extinguishment of non-recourse funding obligations, early termination fees for other financing restructuring and/or resulting gains (losses) on reinsurance restructuring for certain blocks of business. The company excludes net investment gains (losses) and infrequent or unusual non-operating items because the company does not consider them to be related to the operating performance of the company’s segments and Corporate and Other activities. A component of the company’s net investment gains (losses) is the result of impairments, the size and timing of which can vary significantly depending on market credit cycles. In addition, the size and timing of other investment gains (losses) can be subject to the company’s discretion and are influenced by market opportunities, as well as asset-liability matching considerations. Goodwill impairments, gains (losses) on the sale of businesses, gains (losses) on the early extinguishment of debt and gains (losses) on insurance block transactions are also excluded from net operating income (loss) because, in the company’s opinion, they are not indicative of overall operating trends. Other non-operating items are also excluded from net operating income (loss) if, in the company’s opinion, they are not indicative of overall operating trends.

In the third quarter of 2014, the company recorded goodwill impairments of $350 million, net of taxes, in the life insurance business and $167 million, net of taxes, in the long-term care insurance business.

The following transactions were excluded from net operating income (loss) for the periods presented as they related to the loss on the early extinguishment of debt. In the second quarter of 2014, the company paid an early redemption payment of approximately $2 million, net of taxes and portion attributable to noncontrolling interests, related to the early redemption of Genworth MI Canada Inc.’s notes that were scheduled to mature in 2015. In the third quarter of 2013, the company paid a make-whole expense of approximately $20 million, net of taxes, related to the early redemption of Genworth Holdings’ notes that were scheduled to mature in 2015.

There were no infrequent or unusual items excluded from net operating income (loss) during the periods presented other than a $13 million, net of taxes, expense recorded in the second quarter of 2013 related to restructuring costs.

While some of these items may be significant components of net income (loss) available to Genworth Financial, Inc.’s common stockholders in accordance with GAAP, the company believes that net operating income (loss) and measures that are derived from or incorporate net operating income (loss), including net operating income (loss) per common share on a basic and diluted basis, are appropriate measures that are useful to investors because they identify the income (loss) attributable to the ongoing operations of the business. Management also uses net operating income (loss) as a basis for determining awards and compensation for senior management and to evaluate performance on a basis comparable to that used by analysts. However, the items excluded from net operating income (loss) have occurred in the past and could, and in some cases will, recur in the future. Net operating income (loss) and net operating income (loss) per common share on a basic and diluted basis are not substitutes for net income (loss) available to Genworth Financial, Inc.’s common stockholders or net income (loss) available to Genworth Financial, Inc.’s common stockholders per common share on a basic and diluted basis determined in accordance with GAAP. In addition, the company’s definition of net operating income (loss) may differ from the definitions used by other companies.

The table on page 9 of this financial supplement reflects net operating income (loss) as determined in accordance with accounting guidance related to segment reporting, and a reconciliation of net operating income (loss) of the company’s segments and Corporate and Other activities to net income (loss) available to Genworth Financial, Inc.’s common stockholders for the periods presented. The financial supplement includes other non-GAAP measures management believes enhances the understanding and comparability of performance by highlighting underlying business activity and profitability drivers. These additional non-GAAP measures are on pages 72 and 73 of this financial supplement.

Adjustments to reconcile net income (loss) attributable to Genworth Financial, Inc.’s common stockholders and net operating income (loss) assume a 35% tax rate and are net of the portion attributable to noncontrolling interests. Net investment gains (losses) are also adjusted for DAC and other intangible amortization and certain benefit reserves (see page 70).

(1)	U.S. Generally Accepted Accounting Principles

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2014

Selected Operating Performance Measures

This financial supplement contains selected operating performance measures including “sales” and “insurance in-force” or “risk in-force” which are commonly used in the insurance industry as measures of operating performance.

Management regularly monitors and reports sales metrics as a measure of volume of new and renewal business generated in a period. Sales refer to: (1) annualized first-year premiums for term life and long-term care insurance products; (2) annualized first-year deposits plus 5% of excess deposits for universal and term universal life insurance products; (3) 10% of premium deposits for linked-benefits products; (4) new and additional premiums/deposits for fixed annuities; (5) new insurance written for mortgage insurance; and (6) net premiums written for the lifestyle protection insurance business. Sales do not include renewal premiums on policies or contracts written during prior periods. The company considers annualized first-year premiums/deposits, premium equivalents, new premiums/deposits, new insurance written and net premiums written to be a measure of the company’s operating performance because they represent a measure of new sales of insurance policies or contracts during a specified period, rather than a measure of the company’s revenues or profitability during that period.

Management regularly monitors and reports insurance in-force and risk in-force. Insurance in-force for the life, international mortgage and U.S. mortgage insurance businesses is a measure of the aggregate face value of outstanding insurance policies as of the respective reporting date. For risk in-force in the international mortgage insurance business, the company has computed an “effective” risk in-force amount, which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor of 35% that represents the highest expected average per-claim payment for any one underwriting year over the life of the company’s businesses in Canada and Australia. Risk in-force for the U.S. mortgage insurance business is the obligation that is limited under contractual terms to the amounts less than 100% of the mortgage loan value. The company considers insurance in-force and risk in-force to be measures of the company’s operating performance because they represent measures of the size of the business at a specific date which will generate revenues and profits in a future period, rather than measures of the company’s revenues or profitability during that period.

This financial supplement also includes information related to loss mitigation activities for the U.S. mortgage insurance business. The company defines loss mitigation activities as rescissions, cancellations, borrower loan modifications, repayment plans, lender- and borrower-titled pre-sales, claims administration and other loan workouts. Estimated savings related to rescissions are the reduction in carried loss reserves, net of premium refunds and reinstatement of prior rescissions. Estimated savings related to loan modifications and other cure-related loss mitigation actions represent the reduction in carried loss reserves. Estimated savings related to claims mitigation activities represent amounts deducted or “curtailed” from claims due to acts or omissions by the insured or the servicer with respect to the servicing of an insured loan that is not in compliance with obligations under the company’s master policy. For non-cure related actions, including pre-sales, the estimated savings represent the difference between the full claim obligation and the actual amount paid. Loans subject to the company’s loss mitigation actions, the results of which have been included in the company’s reported estimated loss mitigation savings, are subject to re-default and may result in a potential claim in future periods, as well as potential future loss mitigation savings depending on the resolution of the re-defaulted loan. The company believes that this information helps to enhance the understanding of the operating performance of the U.S. mortgage insurance business as loss mitigation activities specifically impact current and future loss reserves and level of claim payments.

Management also regularly monitors and reports a loss ratio for the company’s businesses. For the long-term care insurance business, the loss ratio is the ratio of benefits and other changes in reserves less tabular interest on reserves less loss adjustment expenses to net earned premiums. For the mortgage and lifestyle protection insurance businesses, the loss ratio is the ratio of incurred losses and loss adjustment expenses to net earned premiums. The company considers the loss ratio to be a measure of underwriting performance in these businesses and helps to enhance the understanding of the operating performance of the businesses.

These operating performance measures enable the company to compare its operating performance across periods without regard to revenues or profitability related to policies or contracts sold in prior periods or from investments or other sources.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2014

Financial Highlights

(amounts in millions, except per share data)

Balance Sheet Data	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013
Total Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income	$11,231	$12,070	$12,032	$11,851	$11,665
Total accumulated other comprehensive income	3,934	4,161	3,483	2,542	2,939

Total Genworth Financial, Inc.’s stockholders’ equity	$15,165	$16,231	$15,515	$14,393	$14,604

Book value per common share	$30.54	$32.68	$31.27	$29.08	$29.55
Book value per common share, excluding accumulated other comprehensive income	$22.62	$24.31	$24.25	$23.95	$23.60
Common shares outstanding as of the balance sheet date	496.6	496.6	496.2	494.8	494.2

	Twelve months ended
Twelve Month Rolling Average ROE	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013
GAAP Basis ROE	-2.3%	5.7%	5.5%	4.8%	4.6%
Operating ROE(1)	1.9%	5.8%	5.6%	5.3%	5.1%

	Three months ended
Quarterly Average ROE	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013
GAAP Basis ROE	-29.0%	5.8%	6.2%	7.1%	3.7%
Operating ROE(1)	-10.9%	5.2%	6.5%	6.6%	4.8%

Basic and Diluted Shares	Three months ended September 30, 2014	Nine months ended September 30, 2014
Weighted-average shares used in basic earnings per common share calculations	496.6	496.4
Potentially dilutive securities:
Stock options, restricted stock units and stock appreciation rights	—	—

Weighted-average shares used in diluted earnings per common share calculations(2)	496.6	496.4

(1)	See page 72 herein for a reconciliation of GAAP Basis ROE to Operating ROE.
(2)

Under applicable accounting guidance, companies in a loss position are required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share. Therefore, as a result of the net loss and net operating loss for the three months ended September 30, 2014, the company was required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share for the three months ended September 30, 2014, as the inclusion of shares for stock options, restricted stock units and stock appreciation rights of 5.4 million would have been antidilutive to the calculation. If the company had not incurred a net loss for the three months ended September 30, 2014, dilutive potential weighted-average common shares outstanding would have been 502.0 million. As a result of the net loss for the nine months ended September 30, 2014, the company was required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share for the nine months ended September 30, 2014, as the inclusion of shares for stock options, restricted stock units and stock appreciation rights of 6.4 million would have been antidilutive to the calculation. If the company had not incurred a net loss for the nine months ended September 30, 2014, dilutive potential weighted-average common shares outstanding would have been 502.8 million. Since the company had net operating income for the nine months ended September 30, 2014, the company used 502.8 million diluted weighted-average common shares outstanding in the calculation of diluted net operating income per common share.

Third Quarter Results

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2014

Consolidated Net Income (Loss) by Quarter

(amounts in millions, except per share amounts)

	2014				2013
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$1,395	$1,343	$1,307	$4,045	$1,310	$1,291	$1,286	$1,261	$5,148
Net investment income	805	813	805	2,423	835	801	821	814	3,271
Net investment gains (losses)	(27)	34	(17)	(10)	26	(23)	21	(61)	(37)
Insurance and investment product fees and other	231	225	227	683	241	248	243	289	1,021

Total revenues	2,404	2,415	2,322	7,141	2,412	2,317	2,371	2,303	9,403

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,986	1,256	1,194	4,436	1,256	1,169	1,269	1,201	4,895
Interest credited	185	184	183	552	186	184	184	184	738
Acquisition and operating expenses, net of deferrals	398	404	378	1,180	406	407	413	433	1,659
Amortization of deferred acquisition costs and intangibles	143	138	134	415	128	182	137	122	569
Goodwill impairment	550	—	—	550	—	—	—	—	—
Interest expense	114	120	127	361	121	124	121	126	492

Total benefits and expenses	3,376	2,102	2,016	7,494	2,097	2,066	2,124	2,066	8,353

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(972)	313	306	(353)	315	251	247	237	1,050
Provision (benefit) for income taxes	(185)	85	87	(13)	70	105	73	76	324

INCOME (LOSS) FROM CONTINUING OPERATIONS	(787)	228	219	(340)	245	146	174	161	726
Income (loss) from discontinued operations, net of taxes(1)	—	—	—	—	—	2	6	(20)	(12)

NET INCOME (LOSS)	(787)	228	219	(340)	245	148	180	141	714
Less: net income attributable to noncontrolling interests	57	52	35	144	37	40	39	38	154

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$(844)	$176	$184	$(484)	$208	$108	$141	$103	$560

Earnings (Loss) Per Share Data:
Income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders per common share
Basic	$(1.70)	$0.35	$0.37	$(0.98)	$0.42	$0.21	$0.27	$0.25	$1.16
Diluted	$(1.70)	$0.35	$0.37	$(0.98)	$0.42	$0.21	$0.27	$0.25	$1.15
Net income (loss) available to Genworth Financial, Inc.’s common stockholders per common share
Basic	$(1.70)	$0.35	$0.37	$(0.98)	$0.42	$0.22	$0.29	$0.21	$1.13
Diluted	$(1.70)	$0.35	$0.37	$(0.98)	$0.41	$0.22	$0.28	$0.21	$1.12
Weighted-average shares outstanding
Basic	496.6	496.6	495.8	496.4	494.7	494.0	493.4	492.5	493.6
Diluted(2)	496.6	503.6	502.7	496.4	501.2	499.3	497.5	496.8	498.7

(1)	Income (loss) from discontinued operations related to the wealth management business, which was sold on August 30, 2013.
(2)

Under applicable accounting guidance, companies in a loss position are required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share. Therefore, as a result of the loss from continuing operations and net loss for the three and nine months ended September 30, 2014, the company was required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share for the three and nine months ended September 30, 2014, as the inclusion of shares for stock options, restricted stock units and stock appreciation rights of 5.4 million and 6.4 million, respectively, would have been antidilutive to the calculation. If the company had not incurred a net loss for the three and nine months ended September 30, 2014, dilutive potential weighted-average common shares outstanding would have been 502.0 million and 502.8 million, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2014

Net Operating Income (Loss) by Segment by Quarter

(amounts in millions, except per share amounts)

	2014				2013
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
U.S. Life Insurance Division
U.S. Life Insurance segment:
Life Insurance	$13	$39	$21	$73	$56	$54	$27	$36	$173
Long-Term Care Insurance	(361)	6	46	(309)	42	41	26	20	129
Fixed Annuities	26	24	27	77	21	16	26	29	92

Total U.S. Life Insurance segment	(322)	69	94	(159)	119	111	79	85	394

Total U.S. Life Insurance Division	(322)	69	94	(159)	119	111	79	85	394

Global Mortgage Insurance Division
International Mortgage Insurance segment:
Canada	46	47	41	134	44	41	43	42	170
Australia(1)	48	57	62	167	66	61	55	46	228
Other Countries	(7)	(7)	(4)	(18)	(9)	(12)	(9)	(7)	(37)

Total International Mortgage Insurance segment	87	97	99	283	101	90	89	81	361
U.S. Mortgage Insurance segment	(2)	39	33	70	6	(3)	13	21	37

Total Global Mortgage Insurance Division	85	136	132	353	107	87	102	102	398

Corporate and Other Division
International Protection segment	3	2	7	12	13	4	1	6	24
Runoff segment	5	15	12	32	19	25	6	16	66
Corporate and Other	(88)	(64)	(51)	(203)	(65)	(88)	(55)	(58)	(266)

Total Corporate and Other Division	(80)	(47)	(32)	(159)	(33)	(59)	(48)	(36)	(176)

NET OPERATING INCOME (LOSS)	(317)	158	194	35	193	139	133	151	616
ADJUSTMENTS TO NET OPERATING INCOME (LOSS):
Net investment gains (losses), net	(10)	20	(10)	—	15	(13)	15	(28)	(11)
Goodwill impairment, net	(517)	—	—	(517)	—	—	—	—	—
Expenses related to restructuring, net	—	—	—	—	—	—	(13)	—	(13)
Gains (losses) on early extinguishment of debt, net	—	(2)	—	(2)	—	(20)	—	—	(20)
Income (loss) from discontinued operations, net of taxes	—	—	—	—	—	2	6	(20)	(12)

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	(844)	176	184	(484)	208	108	141	103	560
Add: net income attributable to noncontrolling interests	57	52	35	144	37	40	39	38	154

NET INCOME (LOSS)	$(787)	$228	$219	$(340)	$245	$148	$180	$141	$714

Earnings (Loss) Per Share Data:
Net income (loss) available to Genworth Financial, Inc.’s common stockholders per common share
Basic	$(1.70)	$0.35	$0.37	$(0.98)	$0.42	$0.22	$0.29	$0.21	$1.13
Diluted	$(1.70)	$0.35	$0.37	$(0.98)	$0.41	$0.22	$0.28	$0.21	$1.12
Net operating income (loss) per common share
Basic	$(0.64)	$0.32	$0.39	$0.07	$0.39	$0.28	$0.27	$0.31	$1.25
Diluted	$(0.64)	$0.31	$0.39	$0.07	$0.38	$0.28	$0.27	$0.30	$1.24
Weighted-average shares outstanding
Basic	496.6	496.6	495.8	496.4	494.7	494.0	493.4	492.5	493.6
Diluted(2)	496.6	503.6	502.7	496.4	501.2	499.3	497.5	496.8	498.7

(1)

Adjusted for 33.8% owned by noncontrolling interests after the initial public offering of the Australian mortgage insurance business on May 21, 2014. The following table shows Australia’s net operating income assuming 100% ownership and then adjusts for the portion related to noncontrolling interests.

	Three months ended September 30,		Nine months ended September 30,
	2014	2013	2014	2013
Australia’s Net Operating Income	$71	$61	$201	$162
Less: Net Operating Income Attributable to Noncontrolling Interests	23	—	34	—

Australia’s Net Operating Income Available to Genworth Financial, Inc.’s Common Stockholders	$48	$61	$167	$162

(2)

Under applicable accounting guidance, companies in a loss position are required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share. Therefore, as a result of the net loss and net operating loss for the three months ended September 30, 2014, the company was required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share for the three months ended September 30, 2014, as the inclusion of shares for stock options, restricted stock units and stock appreciation rights of 5.4 million would have been antidilutive to the calculation. If the company had not incurred a net loss for the three months ended September 30, 2014, dilutive potential weighted-average common shares outstanding would have been 502.0 million. As a result of the net loss for the nine months ended September 30, 2014, the company was required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share for the nine months ended September 30, 2014, as the inclusion of shares for stock options, restricted stock units and stock appreciation rights of 6.4 million would have been antidilutive to the calculation. If the company had not incurred a net loss for the nine months ended September 30, 2014, dilutive potential weighted-average common shares outstanding would have been 502.8 million. Since the company had net operating income for the nine months ended September 30, 2014, the company used 502.8 million diluted weighted-average common shares outstanding in the calculation of diluted net operating income per common share.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2014

Consolidated Balance Sheets

(amounts in millions)

	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013
ASSETS
Investments:
Fixed maturity securities available-for-sale, at fair value	$62,317	$62,360	$60,244	$58,629	$59,086
Equity securities available-for-sale, at fair value	313	320	349	341	379
Commercial mortgage loans	6,077	5,986	5,894	5,899	5,858
Restricted commercial mortgage loans related to securitization entities	209	217	227	233	290
Policy loans	1,512	1,514	1,438	1,434	1,668
Other invested assets	2,281	1,963	1,875	1,686	1,826
Restricted other invested assets related to securitization entities	404	404	398	391	392

Total investments	73,113	72,764	70,425	68,613	69,499
Cash and cash equivalents	3,477	4,138	4,360	4,214	3,554
Accrued investment income	719	642	752	678	705
Deferred acquisition costs	5,085	5,085	5,177	5,278	5,256
Intangible assets	300	266	327	399	404
Goodwill	316	867	866	867	867
Reinsurance recoverable	17,374	17,276	17,234	17,219	17,224
Other assets	710	695	691	639	668
Separate account assets	9,420	9,911	9,933	10,138	9,957

Total assets	$110,514	$111,644	$109,765	$108,045	$108,134

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2014

Consolidated Balance Sheets

(amounts in millions)

	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$34,697	$34,497	$34,076	$33,705	$33,612
Policyholder account balances	25,827	25,834	25,881	25,528	25,266
Liability for policy and contract claims	7,987	7,223	7,156	7,204	7,271
Unearned premiums	4,085	4,191	4,075	4,107	4,160
Other liabilities	3,605	3,702	3,777	4,096	4,607
Borrowings related to securitization entities	225	233	239	242	297
Non-recourse funding obligations	2,010	2,024	2,030	2,038	2,046
Long-term borrowings	4,662	4,691	5,150	5,161	4,780
Deferred tax liability	875	1,074	714	206	293
Separate account liabilities	9,420	9,911	9,933	10,138	9,957

Total liabilities	93,393	93,380	93,031	92,425	92,289

Stockholders’ equity:
Common stock	1	1	1	1	1
Additional paid-in capital	11,991	11,986	12,124	12,127	12,149

Accumulated other comprehensive income (loss):
Net unrealized investment gains (losses):
Net unrealized gains on securities not other-than-temporarily impaired	2,047	2,109	1,606	914	1,106
Net unrealized gains (losses) on other-than-temporarily impaired securities	20	19	18	12	3

Net unrealized investment gains (losses)	2,067	2,128	1,624	926	1,109

Derivatives qualifying as hedges	1,753	1,652	1,538	1,319	1,442
Foreign currency translation and other adjustments	114	381	321	297	388

Total accumulated other comprehensive income	3,934	4,161	3,483	2,542	2,939
Retained earnings	1,939	2,783	2,607	2,423	2,215
Treasury stock, at cost	(2,700)	(2,700)	(2,700)	(2,700)	(2,700)

Total Genworth Financial, Inc.’s stockholders’ equity	15,165	16,231	15,515	14,393	14,604
Noncontrolling interests	1,956	2,033	1,219	1,227	1,241

Total stockholders’ equity	17,121	18,264	16,734	15,620	15,845

Total liabilities and stockholders’ equity	$110,514	$111,644	$109,765	$108,045	$108,134

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2014

Consolidated Balance Sheet by Segment

(amounts in millions)

	September 30, 2014
	U.S. Life Insurance	International Mortgage Insurance	U.S. Mortgage Insurance	International Protection	Runoff	Corporate and Other(1)	Total
ASSETS
Cash and investments	$59,897	$8,897	$2,236	$1,520	$2,556	$2,203	$77,309
Deferred acquisition costs and intangible assets	4,913	184	23	238	327	16	5,701
Reinsurance recoverable	16,434	23	28	32	857	—	17,374
Deferred tax and other assets	370	119	35	153	(8)	41	710
Separate account assets	—	—	—	—	9,420	—	9,420

Total assets	$81,614	$9,223	$2,322	$1,943	$13,152	$2,260	$110,514

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$34,693	$—	$—	$—	$4	$—	$34,697
Policyholder account balances	22,720	—	—	11	3,096	—	25,827
Liability for policy and contract claims	6,269	355	1,239	107	17	—	7,987
Unearned premiums	624	2,806	159	488	8	—	4,085
Non-recourse funding obligations	2,040	—	—	—	—	(30)	2,010
Deferred tax and other liabilities	4,115	264	(728)	379	(73)	523	4,480
Borrowings and capital securities	—	511	—	—	13	4,363	4,887
Separate account liabilities	—	—	—	—	9,420	—	9,420

Total liabilities	70,461	3,936	670	985	12,485	4,856	93,393

Stockholders’ equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	7,536	3,056	1,633	929	688	(2,611)	11,231
Allocated accumulated other comprehensive income (loss)	3,617	275	19	29	(21)	15	3,934

Total Genworth Financial, Inc.’s stockholders’ equity	11,153	3,331	1,652	958	667	(2,596)	15,165
Noncontrolling interests	—	1,956	—	—	—	—	1,956

Total stockholders’ equity	11,153	5,287	1,652	958	667	(2,596)	17,121

Total liabilities and stockholders’ equity	$81,614	$9,223	$2,322	$1,943	$13,152	$2,260	$110,514

(1)	Includes inter-segment eliminations and non-core products.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2014

Consolidated Balance Sheet by Segment

(amounts in millions)

	June 30, 2014
	U.S. Life Insurance	International Mortgage Insurance	U.S. Mortgage Insurance	International Protection	Runoff	Corporate and Other(1)	Total
ASSETS
Cash and investments	$58,873	$9,219	$2,215	$1,639	$2,759	$2,839	$77,544
Deferred acquisition costs and intangible assets	5,389	190	23	266	331	19	6,218
Reinsurance recoverable	16,319	26	31	39	861	—	17,276
Deferred tax and other assets	335	83	53	172	(6)	58	695
Separate account assets	—	—	—	—	9,911	—	9,911

Total assets	$80,916	$9,518	$2,322	$2,116	$13,856	$2,916	$111,644

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$34,492	$—	$—	$—	$5	$—	$34,497
Policyholder account balances	22,667	—	—	15	3,152	—	25,834
Liability for policy and contract claims	5,463	371	1,256	117	16	—	7,223
Unearned premiums	612	2,887	143	541	8	—	4,191
Non-recourse funding obligations	2,054	—	—	—	—	(30)	2,024
Deferred tax and other liabilities	4,510	233	(747)	403	294	83	4,776
Borrowings and capital securities	—	540	—	—	13	4,371	4,924
Separate account liabilities	—	—	—	—	9,911	—	9,911

Total liabilities	69,798	4,031	652	1,076	13,399	4,424	93,380

Stockholders’ equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	7,547	2,971	1,650	947	479	(1,524)	12,070
Allocated accumulated other comprehensive income (loss)	3,571	483	20	93	(22)	16	4,161

Total Genworth Financial, Inc.’s stockholders’ equity	11,118	3,454	1,670	1,040	457	(1,508)	16,231
Noncontrolling interests	—	2,033	—	—	—	—	2,033

Total stockholders’ equity	11,118	5,487	1,670	1,040	457	(1,508)	18,264

Total liabilities and stockholders’ equity	$80,916	$9,518	$2,322	$2,116	$13,856	$2,916	$111,644

(1)	Includes inter-segment eliminations and non-core products.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2014

Deferred Acquisition Costs Rollforward

(amounts in millions)

	U.S. Life Insurance(1)	International Mortgage Insurance	U.S. Mortgage Insurance	International Protection	Runoff(2)	Corporate and Other	Total
Unamortized balance as of June 30, 2014	$4,729	$155	$14	$241	$317	$—	$5,456
Costs deferred	77	19	2	18	1	—	117
Amortization, net of interest accretion	(80)	(13)	(1)	(27)	(6)	—	(127)
Impact of foreign currency translation	—	(8)	—	(17)	—	—	(25)

Unamortized balance as of September 30, 2014	4,726	153	15	215	312	—	5,421
Effect of accumulated net unrealized investment (gains) losses	(332)	—	—	—	(4)	—	(336)

Balance as of September 30, 2014	$4,394	$153	$15	$215	$308	$—	$5,085

(1)	Amortization, net of interest accretion, included $2 million of amortization related to net investment gains for the policyholder account balances.
(2)	Amortization, net of interest accretion, included $7 million of amortization related to net investment gains for the policyholder account balances.

U.S. Life Insurance Division

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2014

Net Operating Income (Loss)—U.S. Life Insurance Division

(amounts in millions)

	2014				2013
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$821	$762	$759	$2,342	$761	$751	$738	$707	$2,957
Net investment income	658	671	660	1,989	675	650	658	638	2,621
Net investment gains (losses)	1	25	3	29	(2)	(6)	17	(12)	(3)
Insurance and investment product fees and other	186	175	171	532	185	192	190	188	755

Total revenues	1,666	1,633	1,593	4,892	1,619	1,587	1,603	1,521	6,330

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,722	1,087	1,030	3,839	1,036	924	1,041	974	3,975
Interest credited	155	155	154	464	156	156	155	152	619
Acquisition and operating expenses, net of deferrals	173	156	161	490	164	154	177	163	658
Amortization of deferred acquisition costs and intangibles	91	81	75	247	78	139	80	87	384
Goodwill impairment	550	—	—	550	—	—	—	—	—
Interest expense	22	21	21	64	25	25	24	23	97

Total benefits and expenses	2,713	1,500	1,441	5,654	1,459	1,398	1,477	1,399	5,733

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(1,047)	133	152	(762)	160	189	126	122	597
Provision (benefit) for income taxes	(211)	47	57	(107)	40	82	46	45	213

INCOME (LOSS) FROM CONTINUING OPERATIONS	(836)	86	95	(655)	120	107	80	77	384

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net	(3)	(17)	(1)	(21)	(1)	4	(10)	8	1
Goodwill impairment, net	517	—	—	517	—	—	—	—	—
Expenses related to restructuring, net	—	—	—	—	—	—	9	—	9

NET OPERATING INCOME (LOSS)	$(322)	$69	$94	$(159)	$119	$111	$79	$85	$394

Effective tax rate (operating income (loss))(1)	35.8%	35.6%	37.3%	34.9%	25.3%	43.0%	37.1%	36.4%	35.7%

(1)

The operating income (loss) effective tax rate for all pages in this financial supplement was calculated using whole dollars. As a result, the percentages shown may differ from an operating income (loss) effective tax rate calculated using the rounded numbers in this financial supplement.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2014

Net Operating Income (Loss)—U.S. Life Insurance Division

(amounts in millions)

	U.S. Life Insurance Segment
Three months ended September 30, 2014	Life Insurance	Long-Term Care Insurance	Fixed Annuities	Total U.S. Life Insurance Segment	Total
REVENUES:
Premiums	$193	$587	$41	$821	$821
Net investment income	123	293	242	658	658
Net investment gains (losses)	10	(1)	(8)	1	1
Insurance and investment product fees and other	184	—	2	186	186

Total revenues	510	879	277	1,666	1,666

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	293	1,313	116	1,722	1,722
Interest credited	67	—	88	155	155
Acquisition and operating expenses, net of deferrals	52	103	18	173	173
Amortization of deferred acquisition costs and intangibles	46	25	20	91	91
Goodwill impairment	350	200	—	550	550
Interest expense	22	—	—	22	22

Total benefits and expenses	830	1,641	242	2,713	2,713

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(320)	(762)	35	(1,047)	(1,047)
Provision (benefit) for income taxes	11	(234)	12	(211)	(211)

INCOME (LOSS) FROM CONTINUING OPERATIONS	(331)	(528)	23	(836)	(836)

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net	(6)	—	3	(3)	(3)
Goodwill impairment, net	350	167	—	517	517

NET OPERATING INCOME (LOSS)	$13	$(361)	$26	$(322)	$(322)

Effective tax rate (operating income (loss))	35.2%	35.7%	34.8%	35.8%	35.8%

	U.S. Life Insurance Segment
Three months ended September 30, 2013	Life Insurance	Long-Term Care Insurance	Fixed Annuities	Total U.S. Life Insurance Segment	Total
REVENUES:
Premiums	$166	$564	$21	$751	$751
Net investment income	138	282	230	650	650
Net investment gains (losses)	—	(2)	(4)	(6)	(6)
Insurance and investment product fees and other	188	2	2	192	192

Total revenues	492	846	249	1,587	1,587

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	160	659	105	924	924
Interest credited	68	—	88	156	156
Acquisition and operating expenses, net of deferrals	47	90	17	154	154
Amortization of deferred acquisition costs and intangibles	88	31	20	139	139
Interest expense	25	—	—	25	25

Total benefits and expenses	388	780	230	1,398	1,398

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	104	66	19	189	189
Provision for income taxes	50	26	6	82	82

INCOME FROM CONTINUING OPERATIONS	54	40	13	107	107
ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net	—	1	3	4	4

NET OPERATING INCOME	$54	$41	$16	$111	$111

Effective tax rate (operating income)	47.5%	38.6%	35.4%	43.0%	43.0%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2014

Net Operating Income (Loss)—U.S. Life Insurance Division

(amounts in millions)

	U.S. Life Insurance Segment
Nine months ended September 30, 2014	Life Insurance	Long-Term Care Insurance	Fixed Annuities	Total U.S. Life Insurance Segment	Total
REVENUES:
Premiums	$547	$1,729	$66	$2,342	$2,342
Net investment income	388	875	726	1,989	1,989
Net investment gains (losses)	34	2	(7)	29	29
Insurance and investment product fees and other	525	1	6	532	532

Total revenues	1,494	2,607	791	4,892	4,892

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	831	2,712	296	3,839	3,839
Interest credited	199	—	265	464	464
Acquisition and operating expenses, net of deferrals	147	293	50	490	490
Amortization of deferred acquisition costs and intangibles	104	78	65	247	247
Goodwill impairment	350	200	—	550	550
Interest expense	64	—	—	64	64

Total benefits and expenses	1,695	3,283	676	5,654	5,654

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(201)	(676)	115	(762)	(762)
Provision (benefit) for income taxes	54	(202)	41	(107)	(107)

INCOME (LOSS) FROM CONTINUING OPERATIONS	(255)	(474)	74	(655)	(655)
ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net	(22)	(2)	3	(21)	(21)
Goodwill impairment, net	350	167	—	517	517

NET OPERATING INCOME (LOSS)	$73	$(309)	$77	$(159)	$(159)

Effective tax rate (operating income (loss))	36.5%	35.5%	35.5%	34.9%	34.9%

	U.S. Life Insurance Segment
Nine months ended September 30, 2013	Life Insurance	Long-Term Care Insurance	Fixed Annuities	Total U.S. Life Insurance Segment	Total
REVENUES:
Premiums	$520	$1,627	$49	$2,196	$2,196
Net investment income	402	823	721	1,946	1,946
Net investment gains (losses)	5	(7)	1	(1)	(1)
Insurance and investment product fees and other	561	4	5	570	570

Total revenues	1,488	2,447	776	4,711	4,711

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	704	1,950	285	2,939	2,939
Interest credited	200	—	263	463	463
Acquisition and operating expenses, net of deferrals	147	291	56	494	494
Amortization of deferred acquisition costs and intangibles	161	80	65	306	306
Interest expense	72	—	—	72	72

Total benefits and expenses	1,284	2,321	669	4,274	4,274

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	204	126	107	437	437
Provision for income taxes	86	49	38	173	173

INCOME FROM CONTINUING OPERATIONS	118	77	69	264	264
ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net	(3)	4	1	2	2
Expenses related to restructuring, net	2	6	1	9	9

NET OPERATING INCOME	$117	$87	$71	$275	$275

Effective tax rate (operating income)	42.0%	38.4%	35.8%	39.4%	39.4%

U.S. Life Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2014

Net Operating Income and Sales—U.S. Life Insurance Segment—Life Insurance

(amounts in millions)

	2014				2013
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$193	$171	$183	$547	$164	$166	$173	$181	$684
Net investment income	123	137	128	388	139	138	133	131	541
Net investment gains (losses)	10	23	1	34	8	—	9	(4)	13
Insurance and investment product fees and other	184	173	168	525	183	188	187	186	744

Total revenues	510	504	480	1,494	494	492	502	494	1,982

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	293	257	281	831	241	160	280	264	945
Interest credited	67	66	66	199	66	68	68	64	266
Acquisition and operating expenses, net of deferrals	52	45	50	147	47	47	50	50	194
Amortization of deferred acquisition costs and intangibles	46	32	26	104	31	88	33	40	192
Goodwill impairment	350	—	—	350	—	—	—	—	—
Interest expense	22	21	21	64	25	25	24	23	97

Total benefits and expenses	830	421	444	1,695	410	388	455	441	1,694

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(320)	83	36	(201)	84	104	47	53	288
Provision for income taxes	11	29	14	54	22	50	16	20	108

INCOME (LOSS) FROM CONTINUING OPERATIONS	(331)	54	22	(255)	62	54	31	33	180

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net	(6)	(15)	(1)	(22)	(6)	—	(6)	3	(9)
Goodwill impairment, net	350	—	—	350	—	—	—	—	—
Expenses related to restructuring, net	—	—	—	—	—	—	2	—	2

NET OPERATING INCOME	$13	$39	$21	$73	$56	$54	$27	$36	$173

Effective tax rate (operating income)	35.2%	35.4%	39.3%	36.5%	25.6%	47.5%	34.4%	37.6%	37.6%

SALES:

Sales by Product:
Term Life	$13	$14	$13	$40	$9	$5	$4	$4	$22
Term Universal Life	—	—	—	—	—	—	—	1	1
Universal Life	11	7	6	24	5	5	5	9	24
Linked-Benefits	4	5	2	11	3	2	3	2	10

Total Sales	$28	$26	$21	$75	$17	$12	$12	$16	$57

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2014

Life Insurance In-Force

(amounts in millions)

	2014			2013
	3Q	2Q	1Q	4Q	3Q	2Q	1Q
Term and Whole Life Insurance
Life insurance in-force, net of reinsurance	$350,946	$341,383	$338,372	$336,015	$335,039	$336,008	$338,014
Life insurance in-force before reinsurance	$523,784	$524,743	$523,925	$523,694	$525,171	$528,874	$534,194

Term Universal Life Insurance
Life insurance in-force, net of reinsurance	$129,268	$130,270	$131,256	$132,293	$133,500	$134,868	$136,222
Life insurance in-force before reinsurance	$130,285	$131,296	$132,294	$133,348	$134,555	$135,937	$137,297

Universal Life Insurance
Life insurance in-force, net of reinsurance	$42,119	$42,454	$42,814	$43,150	$43,447	$43,773	$44,051
Life insurance in-force before reinsurance	$48,821	$49,004	$49,418	$49,790	$50,203	$50,558	$50,906

Total Life Insurance
Life insurance in-force, net of reinsurance	$522,333	$514,107	$512,442	$511,458	$511,986	$514,649	$518,287
Life insurance in-force before reinsurance	$702,890	$705,043	$705,637	$706,832	$709,929	$715,369	$722,397

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2014

Net Operating Income (Loss) and Sales—U.S. Life Insurance Segment—Long-Term Care Insurance

(amounts in millions)

	2014				2013
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$587	$577	$565	$1,729	$582	$564	$550	$513	$2,209
Net investment income	293	292	290	875	291	282	277	264	1,114
Net investment gains (losses)	(1)	3	—	2	(4)	(2)	(2)	(3)	(11)
Insurance and investment product fees and other	—	—	1	1	—	2	1	1	4

Total revenues	879	872	856	2,607	869	846	826	775	3,316

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,313	735	664	2,712	701	659	663	628	2,651
Interest credited	—	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	103	97	93	293	94	90	107	94	385
Amortization of deferred acquisition costs and intangibles	25	27	26	78	27	31	24	25	107
Goodwill impairment	200	—	—	200	—	—	—	—	—
Interest expense	—	—	—	—	—	—	—	—	—

Total benefits and expenses	1,641	859	783	3,283	822	780	794	747	3,143

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(762)	13	73	(676)	47	66	32	28	173
Provision (benefit) for income taxes	(234)	5	27	(202)	8	26	13	10	57

INCOME (LOSS) FROM CONTINUING OPERATIONS	(528)	8	46	(474)	39	40	19	18	116

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net	—	(2)	—	(2)	3	1	1	2	7
Goodwill impairment, net	167	—	—	167	—	—	—	—	—
Expenses related to restructuring, net	—	—	—	—	—	—	6	—	6

NET OPERATING INCOME (LOSS)	$(361)	$6	$46	$(309)	$42	$41	$26	$20	$129

Effective tax rate (operating income (loss))	35.7%	37.1%	37.0%	35.5%	19.8%	38.6%	40.2%	35.4%	33.3%

SALES:
Individual Long-Term Care Insurance	$28	$24	$21	$73	$24	$37	$38	$35	$134
Group Long-Term Care Insurance	1	2	1	4	2	3	5	5	15

Total Sales	$29	$26	$22	$77	$26	$40	$43	$40	$149

RATIOS:
Loss Ratio(1)	173.0%	73.2%	63.3%	103.8%	68.2%	63.7%	66.6%	66.2%	66.2%
Gross Benefits Ratio(2)	224.1%	127.3%	117.5%	156.9%	120.4%	116.8%	120.3%	122.8%	120.0%

(1)	The loss ratio was calculated by dividing benefits and other changes in policy reserves less tabular interest on reserves less loss adjustment expenses by net earned premiums.
(2)	The gross benefits ratio was calculated by dividing the benefits and other changes in policy reserves by net earned premiums.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2014

Net Operating Income and Sales—U.S. Life Insurance Segment—Fixed Annuities

(amounts in millions)

	2014				2013
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$41	$14	$11	$66	$15	$21	$15	$13	$64
Net investment income	242	242	242	726	245	230	248	243	966
Net investment gains (losses)	(8)	(1)	2	(7)	(6)	(4)	10	(5)	(5)
Insurance and investment product fees and other	2	2	2	6	2	2	2	1	7

Total revenues	277	257	257	791	256	249	275	252	1,032

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	116	95	85	296	94	105	98	82	379
Interest credited	88	89	88	265	90	88	87	88	353
Acquisition and operating expenses, net of deferrals	18	14	18	50	23	17	20	19	79
Amortization of deferred acquisition costs and intangibles	20	22	23	65	20	20	23	22	85
Interest expense	—	—	—	—	—	—	—	—	—

Total benefits and expenses	242	220	214	676	227	230	228	211	896

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	35	37	43	115	29	19	47	41	136
Provision for income taxes	12	13	16	41	10	6	17	15	48

INCOME FROM CONTINUING OPERATIONS	23	24	27	74	19	13	30	26	88

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net	3	—	—	3	2	3	(5)	3	3
Expenses related to restructuring, net	—	—	—	—	—	—	1	—	1

NET OPERATING INCOME	$26	$24	$27	$77	$21	$16	$26	$29	$92

Effective tax rate (operating income)	34.8%	35.5%	36.2%	35.5%	33.6%	35.4%	36.3%	35.5%	35.3%

SALES:
Sales by Product:
Single Premium Immediate Annuities	$49	$29	$28	$106	$52	$53	$48	$40	$193
Single Premium Deferred Annuities	322	400	492	1,214	678	707	164	67	1,616

Total Sales	$371	$429	$520	$1,320	$730	$760	$212	$107	$1,809

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2014

Selected Operating Performance Measures—U.S. Life Insurance Segment—Fixed Annuities

(amounts in millions)

	2014				2013
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Single Premium Deferred Annuities
Account value, beginning of the period	$12,233	$12,070	$11,807	$11,807	$11,341	$10,842	$10,881	$11,038	$11,038
Deposits	324	404	496	1,224	686	714	166	68	1,634
Surrenders, benefits and product charges	(344)	(320)	(312)	(976)	(300)	(293)	(281)	(302)	(1,176)

Net flows	(20)	84	184	248	386	421	(115)	(234)	458
Interest credited	79	79	79	237	80	78	76	77	311

Account value, end of the period	12,292	12,233	12,070	12,292	11,807	11,341	10,842	10,881	11,807

Single Premium Immediate Annuities
Account value, beginning of the period	5,891	5,875	5,837	5,837	5,931	6,010	6,319	6,442	6,442
Premiums and deposits	83	59	49	191	91	80	71	65	307
Surrenders, benefits and product charges	(209)	(213)	(215)	(637)	(221)	(214)	(228)	(235)	(898)

Net flows	(126)	(154)	(166)	(446)	(130)	(134)	(157)	(170)	(591)
Interest credited	66	67	68	201	69	71	72	73	285
Effect of accumulated net unrealized investment gains (losses)	(49)	103	136	190	(33)	(16)	(224)	(26)	(299)

Account value, end of the period	5,782	5,891	5,875	5,782	5,837	5,931	6,010	6,319	5,837

Structured Settlements
Account value, net of reinsurance, beginning of the period	1,085	1,092	1,093	1,093	1,095	1,097	1,101	1,101	1,101
Surrenders, benefits and product charges	(18)	(21)	(15)	(54)	(16)	(17)	(18)	(15)	(66)

Net flows	(18)	(21)	(15)	(54)	(16)	(17)	(18)	(15)	(66)
Interest credited	15	14	14	43	14	15	14	15	58

Account value, net of reinsurance, end of the period	1,082	1,085	1,092	1,082	1,093	1,095	1,097	1,101	1,093

Total Fixed Annuities	$19,156	$19,209	$19,037	$19,156	$18,737	$18,367	$17,949	$18,301	$18,737

Global Mortgage Insurance Division

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2014

Net Operating Income—Global Mortgage Insurance Division

(amounts in millions)

	2014				2013
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$388	$381	$372	$1,141	$390	$380	$392	$388	$1,550
Net investment income	97	86	92	275	93	98	95	107	393
Net investment gains (losses)	(4)	12	(3)	5	9	7	13	3	32
Insurance and investment product fees and other	(7)	(3)	2	(8)	1	—	—	1	2

Total revenues	474	476	463	1,413	493	485	500	499	1,977

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	199	107	110	416	172	196	177	184	729
Acquisition and operating expenses, net of deferrals	87	93	82	262	107	91	96	91	385
Amortization of deferred acquisition costs and intangibles	16	17	17	50	15	15	19	17	66
Interest expense	8	8	8	24	7	9	8	9	33

Total benefits and expenses	310	225	217	752	301	311	300	301	1,213

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	164	251	246	661	192	174	200	198	764
Provision for income taxes	24	61	80	165	44	45	55	57	201

INCOME FROM CONTINUING OPERATIONS	140	190	166	496	148	129	145	141	563
Less: net income attributable to noncontrolling interests	57	52	35	144	37	40	39	38	154

INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	83	138	131	352	111	89	106	103	409

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net	2	(4)	1	(1)	(4)	(2)	(5)	(1)	(12)
(Gains) losses on early extinguishment of debt, net	—	2	—	2	—	—	—	—	—
Expenses related to restructuring, net	—	—	—	—	—	—	1	—	1

NET OPERATING INCOME(1)	$85	$136	$132	$353	$107	$87	$102	$102	$398

Effective tax rate (operating income)	11.3%	23.3%	33.9%	25.4%	20.7%	25.3%	27.2%	30.0%	25.9%

(1)

Net operating income adjusted for foreign exchange as compared to the prior year period for the Global Mortgage Insurance Division was $86 million and $381 million for the three and nine months ended September 30, 2014, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2014

Net Operating Income (Loss)—Global Mortgage Insurance Division

(amounts in millions)

	International Mortgage Insurance Segment
Three months ended September 30, 2014	Canada	Australia	Other Countries	Total International Mortgage Insurance Segment	U.S. Mortgage Insurance Segment	Total
REVENUES:
Premiums	$130	$105	$7	$242	$146	$388
Net investment income	39	38	1	78	19	97
Net investment gains (losses)	(4)	—	—	(4)	—	(4)
Insurance and investment product fees and other	(2)	(7)	2	(7)	—	(7)

Total revenues	163	136	10	309	165	474

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	28	22	8	58	141	199
Acquisition and operating expenses, net of deferrals	18	25	9	52	35	87
Amortization of deferred acquisition costs and intangibles	10	5	—	15	1	16
Interest expense	5	3	—	8	—	8

Total benefits and expenses	61	55	17	133	177	310

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	102	81	(7)	176	(12)	164
Provision (benefit) for income taxes	24	10	—	34	(10)	24

INCOME (LOSS) FROM CONTINUING OPERATIONS	78	71	(7)	142	(2)	140
Less: net income attributable to noncontrolling interests	34	23	—	57	—	57

INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	44	48	(7)	85	(2)	83

ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net	2	—	—	2	—	2

NET OPERATING INCOME (LOSS)	$46	$48	$(7)	$87	$(2)	$85

Effective tax rate (operating income (loss))	21.2%	14.2%	-2.2%	19.0%	80.1%	11.3%

	International Mortgage Insurance Segment
Three months ended September 30, 2013	Canada	Australia	Other Countries	Total International Mortgage Insurance Segment	U.S. Mortgage Insurance Segment	Total
REVENUES:
Premiums	$138	$98	$7	$243	$137	$380
Net investment income	43	36	1	80	18	98
Net investment gains (losses)	9	(2)	—	7	—	7
Insurance and investment product fees and other	—	(1)		(1)	1	—

Total revenues	190	131	8	329	156	485

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	30	29	14	73	123	196
Acquisition and operating expenses, net of deferrals	23	25	8	56	35	91
Amortization of deferred acquisition costs and intangibles	9	5	(1)	13	2	15
Interest expense	6	3	—	9	—	9

Total benefits and expenses	68	62	21	151	160	311

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	122	69	(13)	178	(4)	174
Provision (benefit) for income taxes	38	9	(1)	46	(1)	45

INCOME (LOSS) FROM CONTINUING OPERATIONS	84	60	(12)	132	(3)	129
Less: net income attributable to noncontrolling interests	40	—	—	40	—	40

INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	44	60	(12)	92	(3)	89

ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net	(3)	1	—	(2)	—	(2)

NET OPERATING INCOME (LOSS)	$41	$61	$(12)	$90	$(3)	$87

Effective tax rate (operating income (loss))	35.0%	13.7%	11.2%	25.0%	14.0%	25.3%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2014

Net Operating Income (Loss)—Global Mortgage Insurance Division

(amounts in millions)

	International Mortgage Insurance Segment
Nine months ended September 30, 2014	Canada	Australia	Other Countries	Total International Mortgage Insurance Segment	U.S. Mortgage Insurance Segment	Total
REVENUES:
Premiums	$388	$304	$22	$714	$427	$1,141
Net investment income	117	108	2	227	48	275
Net investment gains (losses)	5	—	—	5	—	5
Insurance and investment product fees and other	1	(11)	1	(9)	1	(8)

Total revenues	511	401	25	937	476	1,413

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	69	63	18	150	266	416
Acquisition and operating expenses, net of deferrals	67	67	26	160	102	262
Amortization of deferred acquisition costs and intangibles	29	16	—	45	5	50
Interest expense	16	8	—	24	—	24

Total benefits and expenses	181	154	44	379	373	752

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	330	247	(19)	558	103	661
Provision (benefit) for income taxes	87	46	(1)	132	33	165

INCOME (LOSS) FROM CONTINUING OPERATIONS	243	201	(18)	426	70	496
Less: net income attributable to noncontrolling interests	110	34	—	144	—	144

INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	133	167	(18)	282	70	352

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net	(1)	—	—	(1)	—	(1)
(Gains) losses on early extinguishment of debt, net	2	—	—	2	—	2

NET OPERATING INCOME (LOSS)	$134	$167	$(18)	$283	$70	$353

Effective tax rate (operating income (loss))	26.4%	19.3%	6.4%	23.5%	32.1%	25.4%

	International Mortgage Insurance Segment
Nine months ended September 30, 2013	Canada	Australia	Other Countries	Total International Mortgage Insurance Segment	U.S. Mortgage Insurance Segment	Total
REVENUES:
Premiums	$423	$300	$25	$748	$412	$1,160
Net investment income	129	121	3	253	47	300
Net investment gains (losses)	25	(2)	—	23	—	23
Insurance and investment product fees and other	(1)	(1)	1	(1)	2	1

Total revenues	576	418	29	1,023	461	1,484

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	109	113	31	253	304	557
Acquisition and operating expenses, net of deferrals	64	76	29	169	109	278
Amortization of deferred acquisition costs and intangibles	29	17	—	46	5	51
Interest expense	17	9	—	26	—	26

Total benefits and expenses	219	215	60	494	418	912

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	357	203	(31)	529	43	572
Provision (benefit) for income taxes	105	42	(2)	145	12	157

INCOME (LOSS) FROM CONTINUING OPERATIONS	252	161	(29)	384	31	415
Less: net income attributable to noncontrolling interests	117	—	—	117	—	117

INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	135	161	(29)	267	31	298

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net	(9)	1	—	(8)	—	(8)
Expenses related to restructuring, net	—	—	1	1	—	1

NET OPERATING INCOME (LOSS)	$126	$162	$(28)	$260	$31	$291

Effective tax rate (operating income (loss))	31.6%	21.1%	7.8%	27.6%	28.5%	27.7%

International Mortgage Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2014

Net Operating Income—International Mortgage Insurance Segment

(amounts in millions)

	2014				2013
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$242	$237	$235	$714	$248	$243	$251	$254	$996
Net investment income	78	75	74	227	80	80	85	88	333
Net investment gains (losses)	(4)	12	(3)	5	9	7	13	3	32
Insurance and investment product fees and other	(7)	(4)	2	(9)	1	(1)	—	—	—

Total revenues	309	320	308	937	338	329	349	345	1,361

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	58	45	47	150	64	73	80	100	317
Acquisition and operating expenses, net of deferrals	52	59	49	160	72	56	61	52	241
Amortization of deferred acquisition costs and intangibles	15	15	15	45	14	13	17	16	60
Interest expense	8	8	8	24	7	9	8	9	33

Total benefits and expenses	133	127	119	379	157	151	166	177	651

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	176	193	189	558	181	178	183	168	710
Provision for income taxes	34	42	56	132	39	46	51	48	184

INCOME FROM CONTINUING OPERATIONS	142	151	133	426	142	132	132	120	526
Less: net income attributable to noncontrolling interests	57	52	35	144	37	40	39	38	154

INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	85	99	98	282	105	92	93	82	372

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net	2	(4)	1	(1)	(4)	(2)	(5)	(1)	(12)
(Gains) losses on early extinguishment of debt, net	—	2	—	2	—	—	—	—	—
Expenses related to restructuring, net	—	—	—	—	—	—	1	—	1

NET OPERATING INCOME(1)	$87	$97	$99	$283	$101	$90	$89	$81	$361

Effective tax rate (operating income)	19.0%	18.8%	30.7%	23.5%	18.8%	25.0%	27.8%	29.9%	25.3%

(1)

Net operating income adjusted for foreign exchange as compared to the prior year period for the International Mortgage Insurance segment was $88 million and $311 million for the three and nine months ended September 30, 2014, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2014

Net Operating Income and Sales—International Mortgage Insurance Segment—Canada

(amounts in millions)

	2014				2013
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$130	$128	$130	$388	$137	$138	$141	$144	$560
Net investment income	39	39	39	117	41	43	42	44	170
Net investment gains (losses)	(4)	12	(3)	5	6	9	12	4	31
Insurance and investment product fees and other	(2)	1	2	1	—	—	(1)	—	(1)

Total revenues	163	180	168	511	184	190	194	192	760

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	28	15	26	69	30	30	35	44	139
Acquisition and operating expenses, net of deferrals	18	28	21	67	29	23	22	19	93
Amortization of deferred acquisition costs and intangibles	10	9	10	29	8	9	10	10	37
Interest expense	5	6	5	16	5	6	5	6	22

Total benefits and expenses	61	58	62	181	72	68	72	79	291

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	102	122	106	330	112	122	122	113	469
Provision for income taxes	24	32	31	87	28	38	35	32	133

INCOME FROM CONTINUING OPERATIONS	78	90	75	243	84	84	87	81	336
Less: net income attributable to noncontrolling interests	34	41	35	110	37	40	39	38	154

INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	44	49	40	133	47	44	48	43	182

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net	2	(4)	1	(1)	(3)	(3)	(5)	(1)	(12)
(Gains) losses on early extinguishment of debt, net	—	2	—	2	—	—	—	—	—

NET OPERATING INCOME(1)	$46	$47	$41	$134	$44	$41	$43	$42	$170

Effective tax rate (operating income)	21.2%	26.3%	31.6%	26.4%	22.9%	35.0%	29.3%	30.2%	29.5%

SALES:
New Insurance Written (NIW)
Flow	$6,800	$5,000	$2,900	$14,700	$5,000	$6,000	$4,700	$3,300	$19,000
Bulk	5,600	7,500	2,900	16,000	2,400	3,900	6,400	2,400	15,100

Total Canada NIW(2)	$12,400	$12,500	$5,800	$30,700	$7,400	$9,900	$11,100	$5,700	$34,100

(1)

Net operating income for the Canadian platform adjusted for foreign exchange as compared to the prior year period was $48 million and $144 million for the three and nine months ended September 30, 2014, respectively.

(2)

New insurance written for the Canadian platform adjusted for foreign exchange as compared to the prior year period was $13,000 million and $32,700 million for the three and nine months ended September 30, 2014, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2014

Net Operating Income and Sales—International Mortgage Insurance Segment—Australia

(amounts in millions)

	2014				2013
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$105	$102	$97	$304	$98	$98	$101	$101	$398
Net investment income	38	36	34	108	38	36	42	43	159
Net investment gains (losses)	—	—	—	—	—	(2)	1	(1)	(2)
Insurance and investment product fees and other	(7)	(4)	—	(11)	1	(1)	—	—	—

Total revenues	136	134	131	401	137	131	144	143	555

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	22	24	17	63	21	29	36	48	134
Acquisition and operating expenses, net of deferrals	25	23	19	67	34	25	27	24	110
Amortization of deferred acquisition costs and intangibles	5	6	5	16	5	5	6	6	22
Interest expense	3	2	3	8	2	3	3	3	11

Total benefits and expenses	55	55	44	154	62	62	72	81	277

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	81	79	87	247	75	69	72	62	278
Provision for income taxes	10	11	25	46	9	9	17	16	51

INCOME FROM CONTINUING OPERATIONS	71	68	62	201	66	60	55	46	227
Less: net income attributable to noncontrolling interests	23	11	—	34	—	—	—	—	—

INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	48	57	62	167	66	60	55	46	227

ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net	—	—	—	—	—	1	—	—	1

NET OPERATING INCOME(1)	$48	$57	$62	$167	$66	$61	$55	$46	$228

Effective tax rate (operating income)	14.2%	10.4%	29.0%	19.3%	12.0%	13.7%	23.5%	26.7%	18.6%

SALES:
New Insurance Written (NIW)
Flow	$8,100	$7,900	$7,800	$23,800	$9,000	$8,000	$8,700	$7,900	$33,600
Bulk	1,000	—	—	1,000	—	100	900	—	1,000

Total Australia NIW(2)	$9,100	$7,900	$7,800	$24,800	$9,000	$8,100	$9,600	$7,900	$34,600

(1)

Net operating income for the Australian platform adjusted for foreign exchange as compared to the prior year period was $47 million and $184 million for the three and nine months ended September 30, 2014, respectively.

(2)

New insurance written for the Australian platform adjusted for foreign exchange as compared to the prior year period was $9,000 million and $26,800 million for the three and nine months ended September 30, 2014, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2014

Net Operating Loss and Sales—International Mortgage Insurance Segment—Other Countries

(amounts in millions)

	2014				2013
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$7	$7	$8	$22	$13	$7	$9	$9	$38
Net investment income	1	—	1	2	1	1	1	1	4
Net investment gains (losses)	—	—	—	—	3	—	—	—	3
Insurance and investment product fees and other	2	(1)	—	1	—	—	1	—	1

Total revenues	10	6	9	25	17	8	11	10	46

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	8	6	4	18	13	14	9	8	44
Acquisition and operating expenses, net of deferrals	9	8	9	26	9	8	12	9	38
Amortization of deferred acquisition costs and intangibles	—	—	—	—	1	(1)	1	—	1
Interest expense	—	—	—	—	—	—	—	—	—

Total benefits and expenses	17	14	13	44	23	21	22	17	83

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(7)	(8)	(4)	(19)	(6)	(13)	(11)	(7)	(37)
Provision (benefit) for income taxes	—	(1)	—	(1)	2	(1)	(1)	—	—

LOSS FROM CONTINUING OPERATIONS	(7)	(7)	(4)	(18)	(8)	(12)	(10)	(7)	(37)
Less: net income attributable to noncontrolling interests	—	—	—	—	—	—	—	—	—

LOSS FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	(7)	(7)	(4)	(18)	(8)	(12)	(10)	(7)	(37)

ADJUSTMENTS TO LOSS FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net	—	—	—	—	(1)	—	—	—	(1)
Expenses related to restructuring, net	—	—	—	—	—	—	1	—	1

NET OPERATING LOSS(1)	$(7)	$(7)	$(4)	$(18)	$(9)	$(12)	$(9)	$(7)	$(37)

Effective tax rate (operating loss)	-2.2%	11.3%	10.3%	6.4%	-15.3%	11.2%	5.7%	4.9%	3.1%

SALES:
New Insurance Written (NIW)
Flow	$400	$500	$400	$1,300	$500	$500	$400	$400	$1,800
Bulk	—	—	—	—	600	—	—	—	600

Total Other Countries NIW(2)	$400	$500	$400	$1,300	$1,100	$500	$400	$400	$2,400

(1)

Net operating loss for the Other Countries platform adjusted for foreign exchange as compared to the prior year period was $(7) million and $(17) million for the three and nine months ended September 30, 2014, respectively.

(2)

New insurance written for the Other Countries platform adjusted for foreign exchange as compared to the prior year period was $300 million and $1,200 million for the three and nine months ended September 30, 2014, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2014

Selected Key Performance Measures—International Mortgage Insurance Segment

(amounts in millions)

	2014				2013
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net Premiums Written
Canada	$200	$146	$77	$423	$125	$156	$134	$84	$499
Australia	130	125	126	381	147	123	132	117	519
Other Countries(1)	6	1	6	13	6	6	7	5	24

Total Net Premiums Written	$336	$272	$209	$817	$278	$285	$273	$206	$1,042

Loss Ratio(2)
Canada	21%	12%	20%	18%	22%	22%	25%	31%	25%
Australia	21%	23%	17%	21%	21%	31%	35%	47%	34%
Other Countries	105%	90%	55%	83%	102%	170%	110%	90%	115%
Total Loss Ratio	24%	19%	20%	21%	25%	31%	32%	39%	32%

GAAP Basis Expense Ratio(3)
Canada(4)	22%	29%	23%	25%	27%	23%	22%	20%	23%
Australia	28%	28%	25%	27%	39%	30%	32%	31%	33%
Other Countries(1)	126%	131%	107%	121%	69%	106%	129%	113%	101%
Total GAAP Basis Expense Ratio	28%	32%	27%	29%	34%	29%	30%	27%	30%

Adjusted Expense Ratio(5)
Canada(6)	14%	26%	39%	23%	30%	20%	23%	35%	26%
Australia	23%	23%	20%	22%	26%	24%	25%	27%	25%
Other Countries(1)	150%	NM (7)	142%	NM (7)	146%	136%	177%	174%	158%
Total Adjusted Expense Ratio	20%	28%	30%	25%	31%	24%	28%	34%	29%

The loss and expense ratios included above were calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)

Includes the impact of settlements and cancelled insurance contracts, primarily with lenders in Europe. Primary flow risk in-force excludes $290 million, $298 million, $282 million, $316 million, $285 million, $250 million and $225 million of risk in-force in Europe ceded under quota share reinsurance agreements as of September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013, June 30, 2013 and March 31, 2013, respectively.

(2)

The ratio of incurred losses and loss adjustment expense to net earned premiums. In determining the pricing of the mortgage insurance products, the company develops a pricing loss ratio which uses industry and company loss experience over a number of years, which incorporate both favorable and unfavorable economic environments, differing coverage levels and varying capital requirements. Actual results may vary from pricing loss ratios for a number of reasons, which include differing economic conditions and actual individual product and lender performance.

(3)

The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.

(4)

Excluding the impact of debt early redemption payment of $6 million in the second quarter of 2014, the adjusted GAAP basis expense ratio was 24% and 23% for the three months ended June 30, 2014 and the nine months ended September 30, 2014, respectively.

(5)

The ratio of an insurer’s general expenses to net premiums written. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.

(6)

Excluding the impact of debt early redemption payment of $6 million in the second quarter of 2014, the adjusted expense ratio was 21% for both the three months ended June 30, 2014 and the nine months ended September 30, 2014.

(7)	“NM” is defined as not meaningful for percentages greater than 200%.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2014

Selected Key Performance Measures—International Mortgage Insurance Segment

(amounts in millions)

	2014			2013
	3Q	2Q	1Q	4Q	3Q	2Q	1Q
Primary Insurance In-Force
Canada(1)	$310,800	$314,500	$291,900	$298,000	$300,700	$285,200	$284,700
Australia	271,100	288,500	281,000	267,900	275,500	266,500	299,000
Other Countries	23,900	26,000	26,200	26,300	32,500	31,300	31,400

Total Primary Insurance In-Force	$605,800	$629,000	$599,100	$592,200	$608,700	$583,000	$615,100

Primary Risk In-Force(2)
Canada
Flow	$82,600	$84,500	$80,100	$82,300	$83,400	$79,700	$80,900
Bulk	26,200	25,600	22,100	22,000	21,900	20,100	18,800

Total Canada	108,800	110,100	102,200	104,300	105,300	99,800	99,700

Australia
Flow	88,100	93,800	91,100	86,700	88,800	85,700	96,100
Bulk	6,800	7,200	7,200	7,100	7,600	7,600	8,500

Total Australia	94,900	101,000	98,300	93,800	96,400	93,300	104,600

Other Countries
Flow(3)	3,000	3,200	3,300	3,200	4,000	3,900	3,900
Bulk	300	400	400	400	300	300	300

Total Other Countries	3,300	3,600	3,700	3,600	4,300	4,200	4,200

Total Primary Risk In-Force	$207,000	$214,700	$204,200	$201,700	$206,000	$197,300	$208,500

(1)

As part of an ongoing effort to improve the estimate of outstanding insurance exposure, the company surveyed its largest customers and obtained updated outstanding balances in Canada. As a result, the company estimates that the outstanding balance of insured mortgages was approximately $152.0 billion as of June 30, 2014, $141.0 billion as of March 31, 2014, $152.0 billion as of December 31, 2013, $155.0 billion as of September 30, 2013 and $150.0 billion as of June 30, 2013 and March 31, 2013. This is based on the extrapolation of the amounts reported by lenders surveyed to the entire insured population.

(2)

The businesses in Australia and Canada currently provide 100% coverage on the majority of the loans the company insures in those markets. For the purpose of representing the risk in-force, the company has computed an “effective risk in-force” amount which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor that represents the highest expected average per-claim payment for any one underwriting year over the life of the businesses in Australia and Canada. This factor was 35% for all periods presented.

(3)

Includes the impact of settlements and cancelled insurance contracts, primarily with lenders in Europe. Primary flow risk in-force excludes $290 million, $298 million, $282 million, $316 million, $285 million, $250 million and $225 million of risk in-force in Europe ceded under quota share reinsurance agreements as of September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013, June 30, 2013 and March 31, 2013, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2014

Selected Key Performance Measures—International Mortgage Insurance Segment—Canada

(dollar amounts in millions)

Primary Insurance	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013
Insured loans in-force(1)	1,646,223	1,602,928	1,549,650	1,527,554	1,501,139
Insured delinquent loans	1,708	1,703	1,860	1,830	1,778
Insured delinquency rate(2)	0.10%	0.11%	0.12%	0.12%	0.12%

Flow loans in-force(1)	1,236,206	1,213,846	1,197,083	1,187,753	1,171,486
Flow delinquent loans	1,477	1,493	1,634	1,591	1,566
Flow delinquency rate(2)	0.12%	0.12%	0.14%	0.13%	0.13%

Bulk loans in-force(1)	410,017	389,082	352,567	339,801	329,653
Bulk delinquent loans	231	210	226	239	212
Bulk delinquency rate(2)	0.06%	0.05%	0.06%	0.07%	0.06%

Loss Metrics	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013
Beginning Reserves	$90	$97	$102	$108	$112
Paid claims(3)	(24)	(26)	(27)	(33)	(33)
Increase in reserves	27	16	26	30	27
Impact of changes in foreign exchange rates	(4)	3	(4)	(3)	2

Ending Reserves	$89	$90	$97	$102	$108

	September 30, 2014		June 30, 2014		September 30, 2013
Province and Territory	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate
Ontario	46%	0.06%	47%	0.06%	47%	0.07%
Alberta	17	0.09%	16	0.10%	16	0.14%
British Columbia	14	0.15%	15	0.14%	15	0.18%
Quebec	14	0.18%	14	0.18%	14	0.17%
Nova Scotia	2	0.21%	2	0.23%	2	0.21%
Saskatchewan	3	0.12%	2	0.11%	2	0.12%
Manitoba	2	0.04%	2	0.06%	2	0.08%
New Brunswick	1	0.22%	1	0.21%	1	0.21%
All Other	1	0.11%	1	0.12%	1	0.12%

Total	100%	0.10%	100%	0.11%	100%	0.12%

By Policy Year
2006 and prior	31%	0.03%	33%	0.03%	35%	0.05%
2007	9	0.17%	9	0.18%	10	0.24%
2008	7	0.21%	8	0.22%	8	0.28%
2009	5	0.23%	5	0.22%	6	0.23%
2010	8	0.25%	8	0.26%	9	0.24%
2011	8	0.25%	8	0.25%	9	0.25%
2012	11	0.16%	12	0.14%	13	0.07%
2013	11	0.06%	11	0.05%	10	0.01%
2014	10	0.01%	6	—%	—	— %

Total	100%	0.10%	100%	0.11%	100%	0.12%

(1)	Insured loans in-force represent the original number of loans insured for which the coverage term has not expired, and for which no policy level cancellation or termination has been received.
(2)	Delinquent rates are based on insured loans in-force.
(3)	Paid claims exclude adjustments for expected recoveries related to loss reserves.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2014

Selected Key Performance Measures—International Mortgage Insurance Segment—Canada

(Canadian dollar amounts in millions)

	2014				2013
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Paid Claims(1)
Flow	$25	$28	$28	$81	$32	$32	$39	$51	$154
Bulk	1	—	1	2	2	2	1	2	7

Total Paid Claims	$26	$28	$29	$83	$34	$34	$40	$53	$161

Average Paid Claim (in thousands)	$63.9	$63.4	$66.4		$72.2	$69.4	$73.1	$84.9

Average Reserve Per Delinquency (in thousands)	$58.4	$56.4	$57.5		$59.0	$62.5	$66.1	$61.3

Loss Metrics
Beginning Reserves	$96	$107	$108		$111	$118	$120	$129
Paid claims	(26)	(28)	(29)		(34)	(34)	(40)	(53)
Increase in reserves	30	17	28		31	27	38	44

Ending Reserves	$100	$96	$107		$108	$111	$118	$120

Loan Amount

Over $550K	6%	5%	5%		5%	5%	5%	5%
$400K to $550K	11	11	11		10	10	10	10
$250K to $400K	32	32	32		32	32	32	31
$100K to $250K	46	47	47		48	48	48	49
$100K or Less	5	5	5		5	5	5	5

Total	100%	100%	100%		100%	100%	100%	100%

Average Primary Loan Size (in thousands)	$212	$209	$208		$207	$206	$205	$203

Average Effective Loan-To-Value Ratios By Policy Year(2)

2006 and prior	38%	39%	39%		39%	36%	38%	39%
2007	64%	64%	65%		65%	64%	66%	68%
2008	71%	71%	71%		72%	69%	71%	72%
2009	69%	70%	70%		70%	71%	73%	74%
2010	76%	77%	77%		77%	77%	80%	81%
2011	80%	81%	81%		82%	83%	86%	87%
2012	86%	86%	87%		87%	87%	90%	91%
2013	90%	91%	91%		92%	91%	92%	—%
2014	93%	93%	—%		—%	—%	—%	—%
Total Flow	57%	57%	57%		57%	55%	56%	56%

Total Bulk	42%	41%	41%		41%	34%	31%	31%
Total	53%	54%	54%		53%	51%	50%	50%

All amounts presented in Canadian dollars.

(1)	Paid claims exclude adjustments for expected recoveries related to loss reserves.
(2)

Loan amounts (including capitalized premiums) reflect interest rates at time of loan origination and estimated scheduled principal repayments since loan origination. Home price estimates based on regional home price appreciation/depreciation data from the Canadian Real Estate Association. All data used in the effective loan-to-value ratio calculation reflects conditions as of the end of the previous quarter.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2014

Selected Key Performance Measures—International Mortgage Insurance Segment—Australia

(dollar amounts in millions)

Primary Insurance	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013
Insured loans in-force	1,490,221	1,481,201	1,477,063	1,474,181	1,463,148
Insured delinquent loans	5,300	5,405	5,070	4,980	5,454
Insured delinquency rate	0.36%	0.36%	0.34%	0.34%	0.37%

Flow loans in-force	1,370,136	1,362,236	1,355,635	1,350,571	1,336,901
Flow delinquent loans	5,031	5,125	4,813	4,760	5,192
Flow delinquency rate	0.37%	0.38%	0.36%	0.35%	0.39%

Bulk loans in-force	120,085	118,965	121,428	123,610	126,247
Bulk delinquent loans	269	280	257	220	262
Bulk delinquency rate	0.22%	0.24%	0.21%	0.18%	0.21%

Loss Metrics	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013

Beginning Reserves	$171	$168	$172	$198	$200
Paid claims	(19)	(24)	(27)	(39)	(37)
Increase in reserves	22	24	17	20	30
Impact of changes in foreign exchange rates	(13)	3	6	(7)	5

Ending Reserves	$161	$171	$168	$172	$198

	September 30, 2014		June 30, 2014		September 30, 2013
State and Territory	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate
New South Wales	29%	0.30%	29%	0.33%	30%	0.35%
Victoria	23	0.32%	23	0.34%	23	0.31%
Queensland	23	0.49%	23	0.48%	22	0.52%
Western Australia	11	0.34%	11	0.34%	11	0.32%
South Australia	6	0.43%	6	0.43%	6	0.45%
New Zealand	2	0.26%	2	0.34%	2	0.50%
Australian Capital Territory	3	0.13%	3	0.13%	3	0.09%
Tasmania	2	0.31%	2	0.30%	2	0.32%
Northern Territory	1	0.21%	1	0.20%	1	0.16%

Total	100%	0.36%	100%	0.36%	100%	0.37%

By Policy Year
2006 and prior	32%	0.22%	33%	0.23%	36%	0.24%
2007	8	0.68%	8	0.72%	9	0.76%
2008	8	0.93%	8	0.95%	9	0.93%
2009	9	0.70%	9	0.66%	11	0.67%
2010	7	0.38%	7	0.40%	8	0.35%
2011	7	0.41%	8	0.39%	8	0.29%
2012	10	0.33%	10	0.29%	11	0.16%
2013	11	0.15%	11	0.10%	8	0.01%
2014	8	0.01%	6	—%	—	— %

Total	100%	0.36%	100%	0.36%	100%	0.37%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2014

Selected Key Performance Measures—International Mortgage Insurance Segment—Australia

(Australian dollar amounts in millions)

	2014				2013
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Paid Claims
Flow	$20	$25	$30	$75	$41	$39	$44	$59	$183
Bulk	1	—	—	1	—	2	—	—	2

Total Paid Claims	$21	$25	$30	$76	$41	$41	$44	$59	$185

Average Paid Claim (in thousands)	$58.6	$60.5	$65.1		$71.5	$79.9	$80.3	$81.4

Average Reserve Per Delinquency (in thousands)	$34.8	$33.6	$35.7		$38.6	$38.8	$37.7	$38.9

Loss Metrics
Beginning Reserves	$181	$181	$192		$212	$220	$228	$241
Paid claims	(21)	(25)	(30)		(41)	(41)	(44)	(59)
Increase in reserves	24	25	19		21	33	36	46

Ending Reserves	$184	$181	$181		$192	$212	$220	$228

Loan Amount

Over $550K	13%	12%	12%		12%	12%	12%	12%
$400K to $550K	18	18	18		17	17	17	16
$250K to $400K	37	37	37		37	37	37	37
$100K to $250K	26	27	27		28	28	28	29
$100K or Less	6	6	6		6	6	6	6

Total	100%	100%	100%		100%	100%	100%	100%

Average Primary Loan Size (in thousands)	$208	$207	$205		$203	$202	$200	$198
Average Effective Loan-To-Value Ratios By Policy Year(1),(2)
2006 and prior	38%	38%	40%		41%	43%	47%	48%
2007	60%	61%	63%		64%	66%	67%	68%
2008	67%	68%	70%		72%	74%	74%	76%
2009	69%	70%	73%		75%	77%	77%	79%
2010	74%	76%	78%		80%	83%	83%	85%
2011	76%	77%	80%		82%	85%	85%	87%
2012	77%	78%	80%		82%	85%	85%	86%
2013	81%	82%	84%		85%	87%	87%	—%
2014	87%	87%	—%		—%	—%	—%	—%
Total Flow	61%	61%	62%		64%	65%	68%	69%

Total Bulk	28%	29%	30%		31%	32%	37%	38%
Total	58%	58%	59%		60%	61%	65%	66%

All amounts presented in Australian dollars.

(1)

Loan amounts (including capitalized premiums) reflect interest rates at time of loan origination and estimated scheduled principal repayments since loan origination. Home price estimates based on regional home price appreciation/depreciation data from RP Data. All data used in the effective loan-to-value ratio calculation reflects conditions as of the end of the previous quarter. Effective loan-to-value ratios exclude New Zealand and inward reinsurance policies.

(2)	Beginning in the third quarter of 2013, data from RP Data extended back to 1999. Previously, the data extended back to 2002. Previous periods were not re-presented for this change.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2014

Selected Key Performance Measures—International Mortgage Insurance Segment

(amounts in millions)

Risk In-Force by Loan-To-Value Ratio(1)	September 30, 2014			June 30, 2014
	Primary	Flow	Bulk	Primary	Flow	Bulk
Canada
95.01% and above	$38,286	$38,286	$—	$38,802	$38,802	$—
90.01% to 95.00%	25,343	25,341	2	26,086	26,084	2
80.01% to 90.00%	19,866	15,892	3,974	20,188	16,450	3,738
80.00% and below	25,297	3,094	22,203	25,013	3,188	21,825

Total Canada	$108,792	$82,613	$26,179	$110,089	$84,524	$25,565

Australia
95.01% and above	$18,199	$18,199	$—	$19,438	$19,437	$1
90.01% to 95.00%	23,213	23,206	7	24,467	24,459	8
80.01% to 90.00%	24,707	24,625	82	26,248	26,157	91
80.00% and below	28,761	22,037	6,724	30,816	23,756	7,060

Total Australia	$94,880	$88,067	$6,813	$100,969	$93,809	$7,160

Other Countries(2)
95.01% and above	$566	$566	$—	$618	$618	$—
90.01% to 95.00%	1,623	1,565	58	1,757	1,695	62
80.01% to 90.00%	946	694	252	1,028	757	271
80.00% and below	203	166	37	222	181	41

Total Other Countries	$3,338	$2,991	$347	$3,625	$3,251	$374

Amounts may not total due to rounding.

(1)	Loan amount in loan-to-value ratio calculation includes capitalized premiums, where applicable.
(2)

Other Countries flow and primary risk in-force exclude $290 million and $298 million, respectively, of risk in-force in Europe ceded under quota share reinsurance agreements as of September 30, 2014 and June 30, 2014.

U.S. Mortgage Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2014

Net Operating Income (Loss) and Sales—U.S. Mortgage Insurance Segment

(amounts in millions)

	2014				2013
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$146	$144	$137	$427	$142	$137	$141	$134	$554
Net investment income	19	11	18	48	13	18	10	19	60
Net investment gains (losses)	—	—	—	—	—	—	—	—	—
Insurance and investment product fees and other	—	1	—	1	—	1	—	1	2

Total revenues	165	156	155	476	155	156	151	154	616

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	141	62	63	266	108	123	97	84	412
Acquisition and operating expenses, net of deferrals	35	34	33	102	35	35	35	39	144
Amortization of deferred acquisition costs and intangibles	1	2	2	5	1	2	2	1	6

Total benefits and expenses	177	98	98	373	144	160	134	124	562

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(12)	58	57	103	11	(4)	17	30	54
Provision (benefit) for income taxes	(10)	19	24	33	5	(1)	4	9	17

INCOME (LOSS) FROM CONTINUING OPERATIONS	(2)	39	33	70	6	(3)	13	21	37

ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net	—	—	—	—	—	—	—	—	—

NET OPERATING INCOME (LOSS)	$(2)	$39	$33	$70	$6	$(3)	$13	$21	$37

Effective tax rate (operating income (loss))	80.1%	32.4%	42.0%	32.1%	45.0%	14.0%	22.9%	30.1%	31.6%

SALES:
New Insurance Written (NIW)
Flow	$7,500	$6,100	$3,900	$17,500	$4,900	$6,400	$6,300	$4,700	$22,300
Bulk	—	—	—	—	—	—	—	—	—

Total U.S. Mortgage Insurance NIW	$7,500	$6,100	$3,900	$17,500	$4,900	$6,400	$6,300	$4,700	$22,300

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2014

Flow New Insurance Written Metrics—U.S. Mortgage Insurance Segment

(amounts in millions)

	2014						2013
	3Q		2Q		1Q		4Q		3Q		2Q		1Q
	Flow NIW	Premium Rate (bps)	Flow NIW	Premium Rate (bps)	Flow NIW	Premium Rate (bps)	Flow NIW	Premium Rate (bps)	Flow NIW	Premium Rate (bps)	Flow NIW	Premium Rate (bps)	Flow NIW	Premium Rate (bps)
Product
Monthly(1)	$6,100	59	$5,300	59	$3,400	58	$4,300	62	$5,800	60	$5,600	58	$4,300	56
Single	1,400	194	800	197	500	200	600	207	600	210	700	205	400	201

Total Flow	$7,500		$6,100		$3,900		$4,900		$6,400		$6,300		$4,700

	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW
FICO Scores
Over 735	$4,400	59%	$3,600	59%	$2,400	61%	$3,100	63%	$4,400	69%	$4,500	72%	$3,400	72%
680 - 735	2,400	32	2,000	33	1,200	31	1,500	31	1,900	29	1,600	25	1,200	26
660 - 679(2)	400	5	300	5	200	5	200	4	100	2	200	3	100	2
620 - 659	300	4	200	3	100	3	100	2	—	—	—	—	—	—
<620	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total Flow	$7,500	100%	$6,100	100%	$3,900	100%	$4,900	100%	$6,400	100%	$6,300	100%	$4,700	100%

Loan-To-Value Ratio
95.01% and above	$200	3%	$100	2%	$100	3%	$200	4%	$200	3%	$200	3%	$100	2%
90.01% to 95.00%	3,900	52	3,300	54	1,900	49	2,300	47	3,000	47	2,700	43	1,900	41
85.01% to 90.00%	2,400	32	1,900	31	1,300	33	1,600	33	2,200	34	2,300	37	1,700	36
85.00% and below	1,000	13	800	13	600	15	800	16	1,000	16	1,100	17	1,000	21

Total Flow	$7,500	100%	$6,100	100%	$3,900	100%	$4,900	100%	$6,400	100%	$6,300	100%	$4,700	100%

Origination
Purchase	$6,400	85%	$5,100	84%	$3,000	77%	$3,800	78%	$4,600	72%	$3,800	60%	$2,200	47%
Refinance	1,100	15	1,000	16	900	23	1,100	22	1,800	28	2,500	40	2,500	53

Total Flow	$7,500	100%	$6,100	100%	$3,900	100%	$4,900	100%	$6,400	100%	$6,300	100%	$4,700	100%

(1)	Includes loans with annual and split payment types.
(2)	Loans with unknown FICO scores are included in the 660-679 category.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2014

Other Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	2014				2013
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net Premiums Written	$162	$151	$144	$457	$148	$140	$144	$135	$567

New Risk Written
Flow	$1,878	$1,521	$960	$4,359	$1,196	$1,577	$1,478	$1,091	$5,342
Bulk	—	—	—	—	—	—	—	—	—

Total Primary	1,878	1,521	960	4,359	1,196	1,577	1,478	1,091	5,342
Pool	—	—	—	—	—	—	—	—	—

Total New Risk Written	$1,878	$1,521	$960	$4,359	$1,196	$1,577	$1,478	$1,091	$5,342

Primary Insurance In-Force	$112,400	$110,500	$109,100		$109,300	$109,000	$108,800	$109,300

Risk In-Force
Flow	$27,507	$26,880	$26,405		$26,327	$26,194	$25,957	$25,626
Bulk(1)	419	434	442		448	456	463	485

Total Primary	27,926	27,314	26,847		26,775	26,650	26,420	26,111
Pool	159	163	171		177	187	196	205

Total Risk In-Force	$28,085	$27,477	$27,018		$26,952	$26,837	$26,616	$26,316

Primary Risk In-Force Subject To Captives	7%	7%	8%		9%	10%	11%	12%

Primary Risk In-Force That Is GSE Conforming	97%	97%	97%		97%	97%	97%	97%

GAAP Basis Expense Ratio(2)	25%	25%	25%	25%	26%	26%	26%	30%	27%

Adjusted Expense Ratio(3)	23%	23%	24%	23%	25%	26%	25%	30%	27%

Flow Persistency	80%	83%	85%		83%	79%	81%	80%

Gross Written Premiums Ceded To Captives/Total Direct Written Premiums	2%	3%	3%		3%	4%	4%	4%

Risk To Capital Ratio(4)	15:4:1	14.6:1	18.7:1		19.5:1	22.4:1	22.4:1	24.2:1

Average Primary Loan Size (in thousands)	$180	$178	$176		$175	$174	$172	$168

Estimated Savings For Loss Mitigation Activities(5)	$67	$102	$114	$283	$124	$136	$144	$159	$563

The expense ratios included above were calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)	As of September 30, 2014, 84% of our bulk risk in-force was related to loans financed by lenders who participated in the mortgage programs sponsored by the Federal Home Loan Banks.
(2)

The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.

(3)

The ratio of an insurer’s general expenses to net written premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.

(4)

Certain states limit a private mortgage insurer’s risk in-force to 25 times the total of the insurer’s policyholders’ surplus plus the statutory contingency reserve, commonly known as the “risk to capital” requirement. The current period risk to capital ratio is an estimate due to the timing of the filing of statutory statements and is prepared consistent with the presentation of the statutory financial statements in the combined annual statement of the U.S. mortgage insurance business.

(5)

Loss mitigation activities are defined as rescissions, cancellations, borrower loan modifications, repayment plans, lender- and borrower-titled pre-sales, claims administration and other loan workouts. Estimated savings related to rescissions are the reduction in carried loss reserves, net of premium refunds and reinstatement of prior rescissions. Estimated savings related to loan modifications and other cure related loss mitigation actions represent the reduction in carried loss reserves. Estimated savings related to claims mitigation activities represent amounts deducted or “curtailed” from claims due to acts or omissions by the servicer with respect to the servicing of an insured loan that is not in compliance with obligations under our master policy. For non-cure related actions, including pre-sales, the estimated savings represent the difference between the full claim obligation and the actual amount paid. Loans subject to our loss mitigation actions, the results of which have been included in our reported estimated loss mitigations savings, are subject to re-default and may result in a potential claim in future periods as well as potential future loss mitigation savings depending on the resolution of the re-defaulted loan.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2014

Loss Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	2014				2013
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Paid Claims
Flow
Direct	$148	$148	$178	$474	$198	$216	$197	$253	$864
Assumed(1)	4	6	6	16	8	9	12	13	42
Ceded	(3)	(4)	(15)	(22)	(8)	(9)	(11)	(17)	(45)
Loss adjustment expenses	4	4	5	13	6	6	6	6	24

Total Flow	153	154	174	481	204	222	204	255	885
Bulk	2	2	2	6	2	3	6	3	14

Total Primary	155	156	176	487	206	225	210	258	899
Pool	1	1	1	3	1	1	2	1	5

Total Paid Claims	$156	$157	$177	$490	$207	$226	$212	$259	$904

Average Paid Claim (in thousands)	$47.6	$47.2	$43.6		$45.3	$45.3	$45.0	$44.2

Average Direct Paid Claim (in thousands)(2)	$46.0	$45.6	$44.5		$43.5	$43.5	$42.3	$43.5

Average Reserve Per Delinquency (in thousands)
Flow	$30.7	$30.0	$30.3		$29.4	$29.6	$30.0	$29.8
Bulk loans with established reserve	20.5	22.5	19.2		19.7	20.0	20.8	21.9
Bulk loans with no reserve(3)	—	—	—		—	—	—	—

Reserves:
Flow direct case	$1,122	$1,083	$1,172		$1,277	$1,377	$1,471	$1,566
Bulk direct case	22	24	25		27	28	29	33
Assumed(1)	21	24	29		35	39	51	57
All other(4)	74	125	129		143	143	145	164

Total Reserves	$1,239	$1,256	$1,355		$1,482	$1,587	$1,696	$1,820

Beginning Reserves	$1,256	$1,355	$1,482	$1,482	$1,587	$1,696	$1,820	$2,009	$2,009
Paid claims	(158)	(162)	(192)	(512)	(215)	(235)	(223)	(276)	(949)
Increase in reserves	141	63	65	269	110	126	99	87	422

Ending Reserves	$1,239	$1,256	$1,355	$1,239	$1,482	$1,587	$1,696	$1,820	$1,482

Beginning Reinsurance Recoverable(5)	$27	$31	$44	$44	$50	$56	$66	$80	$80
Ceded paid claims	(2)	(5)	(15)	(22)	(8)	(9)	(11)	(17)	(45)
Increase in recoverable	—	1	2	3	2	3	1	3	9

Ending Reinsurance Recoverable	$25	$27	$31	$25	$44	$50	$56	$66	$44

Loss Ratio(6)	97%	43%	46%	62%	76%	90%	70%	62%	74%

The loss ratio included above was calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)	Assumed is comprised of reinsurance arrangements with state governmental housing finance agencies.
(2)	Average direct paid claim excludes loss adjustment expenses, the impact of reinsurance and a negotiated servicer settlement.
(3)	Reserves were not established on loans where the company was in a secondary loss position due to an existing deductible and the company believes currently have no risk for claim.
(4)	Other includes loss adjustment expenses, pool and incurred but not reported reserves.
(5)	Reinsurance recoverable excludes ceded unearned premium recoveries and amounts for which cash proceeds have not yet been received.
(6)

The ratio of incurred losses to net earned premiums. Lender settlements of $53 million in the third quarter of 2014 increased the loss ratio by 37 percentage points and 12 percentage points for the three and nine months ended September 30, 2014, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2014

Delinquency Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	2014				2013
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Number of Primary Delinquencies
Flow	39,485	40,897	43,733		49,255	52,509	55,413	59,789
Bulk loans with an established reserve	1,147	1,147	1,434		1,491	1,509	1,526	1,603
Bulk loans with no reserve(1)	515	561	694		713	726	1,260	1,412

Total Number of Primary Delinquencies	41,147	42,605	45,861		51,459	54,744	58,199	62,804

Beginning Number of Primary Delinquencies	42,605	45,861	51,459	51,459	54,744	58,199	62,804	69,239	69,239
New delinquencies	11,574	10,568	12,100	34,242	13,205	14,105	13,192	15,060	55,562
Delinquency cures	(9,790)	(10,545)	(13,678)	(34,013)	(11,974)	(12,603)	(13,127)	(15,677)	(53,381)
Paid claims	(3,242)	(3,279)	(4,020)	(10,541)	(4,516)	(4,957)	(4,670)	(5,818)	(19,961)

Ending Number of Primary Delinquencies	41,147	42,605	45,861	41,147	51,459	54,744	58,199	62,804	51,459

Composition of Cures
Reported delinquent and cured-intraquarter	2,093	1,993	3,141		2,107	2,488	2,447	3,519
Number of missed payments delinquent prior to cure:
3 payments or less	5,202	5,335	7,252		6,253	6,291	6,748	8,125
4 - 11 payments	1,772	2,253	2,391		2,385	2,387	2,737	2,856
12 payments or more	723	964	894		1,229	1,437	1,195	1,177

Total	9,790	10,545	13,678		11,974	12,603	13,127	15,677

Primary Delinquencies by Missed Payment Status
3 payments or less	11,478	11,228	11,351		13,992	14,078	13,871	14,674
4 - 11 payments	9,610	9,913	11,463		12,410	13,134	14,503	16,804
12 payments or more	20,059	21,464	23,047		25,057	27,532	29,825	31,326

Primary Delinquencies	41,147	42,605	45,861		51,459	54,744	58,199	62,804

	September 30, 2014
Flow Delinquencies and Percentage Reserved by Payment Status	Delinquencies	Direct Case Reserves(2)	Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default	10,996	$77	$434	18%
4 - 11 payments in default	9,316	241	383	63%
12 payments or more in default	19,173	804	951	85%

Total	39,485	$1,122	$1,768	63%

	December 31, 2013
Flow Delinquencies and Percentage Reserved by Payment Status	Delinquencies	Direct Case Reserves(2)	Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default	13,436	$121	$523	23%
4 - 11 payments in default	11,854	305	486	63%
12 payments or more in default	23,965	851	1,178	72%

Total	49,255	$1,277	$2,187	58%

(1)	Reserves were not established on loans where the company was in a secondary loss position due to an existing deductible and the company believes currently have no risk for claim.
(2)	Direct flow case reserves exclude loss adjustment expenses, incurred but not reported and reinsurance reserves.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2014

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

	2014			2013
	3Q	2Q	1Q	4Q	3Q	2Q	1Q
Risk In-Force by Credit Quality(1)
Primary by FICO Scores >679	81%	81%	80%	79%	79%	78%	76%
Primary by FICO Scores 620-679	15%	15%	16%	17%	17%	18%	19%
Primary by FICO Scores 575-619	3%	3%	3%	3%	3%	3%	4%
Primary by FICO Scores <575	1%	1%	1%	1%	1%	1%	1%

Flow by FICO Scores >679	81%	81%	80%	79%	79%	77%	76%
Flow by FICO Scores 620-679	15%	15%	16%	17%	17%	19%	19%
Flow by FICO Scores 575-619	3%	3%	3%	3%	3%	3%	4%
Flow by FICO Scores <575	1%	1%	1%	1%	1%	1%	1%

Bulk by FICO Scores >679	89%	89%	89%	89%	89%	89%	89%
Bulk by FICO Scores 620-679	9%	9%	9%	9%	9%	9%	9%
Bulk by FICO Scores 575-619	1%	1%	1%	1%	1%	1%	1%
Bulk by FICO Scores <575	1%	1%	1%	1%	1%	1%	1%

Primary A minus	2%	3%	3%	3%	3%	3%	4%
Primary sub-prime(2)	2%	2%	2%	2%	2%	3%	3%

Primary Loans
Primary loans in-force	624,850	620,415	618,442	624,236	627,536	633,685	649,570
Primary delinquent loans	41,147	42,605	45,861	51,459	54,744	58,199	62,804
Primary delinquency rate	6.59%	6.87%	7.42%	8.24%	8.72%	9.18%	9.67%

Flow loans in-force	591,823	585,719	582,553	586,546	589,703	590,949	590,051
Flow delinquent loans	39,485	40,897	43,733	49,255	52,509	55,413	59,789
Flow delinquency rate	6.67%	6.98%	7.51%	8.40%	8.90%	9.38%	10.13%

Bulk loans in-force	33,027	34,696	35,889	37,690	37,833	42,736	59,519
Bulk delinquent loans	1,662	1,708	2,128	2,204	2,235	2,786	3,015
Bulk delinquency rate	5.03%	4.92%	5.93%	5.85%	5.91%	6.52%	5.07%

A minus and sub-prime loans in-force	34,825	36,219	37,714	39,307	41,081	42,993	44,873
A minus and sub-prime delinquent loans	8,017	8,238	8,789	10,023	10,548	10,803	11,484
A minus and sub-prime delinquency rate	23.02%	22.74%	23.30%	25.50%	25.68%	25.13%	25.59%

Pool Loans
Pool loans in-force	10,125	10,336	10,710	11,354	11,657	12,063	12,558
Pool delinquent loans	549	546	575	628	670	634	674
Pool delinquency rate	5.42%	5.28%	5.37%	5.53%	5.75%	5.26%	5.37%

(1)	Loans with unknown FICO scores are included in the 620-679 category.
(2)	Excludes loans classified as A minus.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2014

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

	September 30, 2014			June 30, 2014			September 30, 2013
	% of Total Reserves(1)	% of Primary Risk In-Force	Primary Delinquency Rate	% of Total Reserves(1)	% of Primary Risk In-Force	Primary Delinquency Rate	% of Total Reserves(1)	% of Primary Risk In-Force	Primary Delinquency Rate
By Region
Southeast(2)	29%	20%	8.46%	30%	20%	9.01%	33%	20%	11.87%
South Central(3)	8	16	4.63%	7	16	4.73%	8	16	6.03%
Northeast(4)	26	15	11.03%	25	15	11.17%	19	15	12.52%
Pacific(5)	10	12	4.87%	10	12	5.28%	11	12	7.11%
North Central(6)	9	12	5.64%	10	11	5.89%	11	11	8.00%
Great Lakes(7)	6	10	4.64%	6	10	4.90%	6	10	6.46%
New England(8)	5	6	6.47%	5	6	6.69%	4	6	8.19%
Mid-Atlantic(9)	5	5	6.50%	5	5	6.79%	5	5	8.47%
Plains(10)	2	4	4.44%	2	5	4.50%	3	5	5.70%

Total	100%	100%	6.59%	100%	100%	6.87%	100%	100%	8.72%

By State
California	4%	7%	3.29%	4%	7%	3.42%	4%	7%	4.72%
Texas	3%	7%	4.57%	3%	7%	4.66%	3%	7%	5.68%
New York	12%	6%	11.14%	11%	6%	11.11%	8%	7%	11.81%
Florida	20%	6%	14.03%	21%	6%	15.71%	22%	6%	21.13%
Illinois	6%	5%	7.20%	6%	5%	7.82%	7%	5%	10.81%
New Jersey	10%	4%	15.12%	10%	4%	15.45%	8%	4%	17.66%
Pennsylvania	4%	4%	8.02%	4%	4%	8.25%	3%	4%	9.91%
Georgia	3%	4%	6.67%	3%	4%	6.76%	3%	4%	9.24%
Ohio	2%	4%	5.20%	2%	4%	5.44%	2%	4%	7.09%
North Carolina	2%	4%	5.97%	2%	4%	6.04%	3%	4%	8.06%

(1)	Total reserves were $1,239 million, $1,256 million and $1,587 million as of September 30, 2014, June 30, 2014, and September 30, 2013, respectively.
(2)	Alabama, Arkansas, Florida, Georgia, Mississippi, North Carolina, South Carolina and Tennessee.
(3)	Arizona, Colorado, Louisiana, New Mexico, Oklahoma, Texas and Utah.
(4)	New Jersey, New York and Pennsylvania.
(5)	Alaska, California, Hawaii, Nevada, Oregon and Washington.
(6)	Illinois, Minnesota, Missouri and Wisconsin.
(7)	Indiana, Kentucky, Michigan and Ohio.
(8)	Connecticut, Maine, Massachusetts, New Hampshire, Rhode Island and Vermont.
(9)	Delaware, Maryland, Virginia, Washington D.C. and West Virginia.
(10)	Idaho, Iowa, Kansas, Montana, Nebraska, North Dakota, South Dakota and Wyoming.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2014

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

(amounts in millions)

	September 30, 2014		June 30, 2014		September 30, 2013
	Primary Risk In-Force	Primary Delinquency Rate	Primary Risk In-Force	Primary Delinquency Rate	Primary Risk In-Force	Primary Delinquency Rate
Lender concentration (by original applicant)	$27,926	6.59%	$27,314	6.87%	$26,650	8.72%
Top 10 lenders	12,337	7.79%	12,393	7.96%	12,736	9.87%
Top 20 lenders	14,309	7.63%	14,328	7.88%	14,524	9.84%

Loan-to-value ratio
95.01% and above	$6,912	9.02%	$7,107	8.91%	$7,444	10.75%
90.01% to 95.00%	11,412	5.36%	10,738	5.86%	9,747	8.00%
80.01% to 90.00%	9,230	6.40%	9,081	6.73%	9,052	8.53%
80.00% and below	372	3.51%	388	3.45%	407	3.66%

Total	$27,926	6.59%	$27,314	6.87%	$26,650	8.72%

Loan grade
Prime	$26,627	5.62%	$25,965	5.88%	$25,135	7.54%
A minus and sub-prime	1,299	23.02%	1,349	22.74%	1,515	25.68%

Total	$27,926	6.59%	$27,314	6.87%	$26,650	8.72%

Loan type(1)
First mortgages
Fixed rate mortgage
Flow	$27,228	6.49%	$26,581	6.79%	$25,843	8.68%
Bulk	404	4.80%	419	4.72%	440	5.64%
Adjustable rate mortgage
Flow	279	27.78%	299	27.80%	351	28.82%
Bulk	15	12.11%	15	11.09%	16	14.24%
Second mortgages	—	—%	—	—%	—	—%

Total	$27,926	6.59%	$27,314	6.87%	$26,650	8.72%

Type of documentation
Alt-A
Flow	$410	29.79%	$432	29.50%	$501	31.50%
Bulk	30	12.17%	29	11.53%	30	12.61%
Standard(2)
Flow	27,097	6.35%	26,448	6.65%	25,693	8.51%
Bulk	389	4.64%	405	4.51%	426	5.48%

Total	$27,926	6.59%	$27,314	6.87%	$26,650	8.72%

Mortgage term
15 years and under	$1,099	0.82%	$1,115	0.80%	$1,077	0.91%
More than 15 years	26,827	7.00%	26,199	7.31%	25,573	9.30%

Total	$27,926	6.59%	$27,314	6.87%	$26,650	8.72%

(1)	For loan type in this table, any loan with an interest rate that is fixed for an initial term of five years or more is categorized as a fixed rate mortgage.
(2)

Standard also includes loans with reduced or different documentation requirements that meet specifications of GSE approved underwriting systems with historical and expected delinquency rates consistent with our standard portfolio.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2014

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	September 30, 2014
Policy Year	Average Rate(1)	% of Total Reserves(2)	Primary Insurance In-Force	% of Total	Primary Risk In-Force	% of Total	Deliquency Rate
2003 and prior	6.33%	7.4%	$3,510	3.1%	$792	2.8%	16.27%
2004	5.74%	5.1	2,426	2.2	577	2.1	12.71%
2005	5.69%	12.3	4,859	4.3	1,294	4.6	14.42%
2006	5.94%	17.6	7,516	6.7	1,909	6.8	14.02%
2007	5.87%	37.5	17,908	15.9	4,490	16.1	13.36%
2008	5.39%	17.7	15,805	14.1	3,991	14.3	7.40%
2009	4.98%	0.7	2,768	2.5	627	2.3	1.85%
2010	4.69%	0.6	3,624	3.2	855	3.1	1.31%
2011	4.50%	0.5	4,892	4.4	1,216	4.4	1.00%
2012	3.78%	0.3	12,042	10.7	2,997	10.7	0.36%
2013	3.96%	0.3	19,955	17.7	4,894	17.5	0.23%
2014	4.43%	—	17,145	15.2	4,284	15.3	0.06%

Total	5.02%	100.0%	$112,450	100.0%	$27,926	100.0%	6.59%

	September 30, 2014		June 30, 2014
Occupancy and Property Type	% of Primary Risk In-Force	Deliquency Rate	% of Primary Risk In-Force	Deliquency Rate
Occupancy Status
Primary residence	95.0%	6.51%	94.8%	6.79%
Second home	2.6	7.00%	2.7	7.6%
Non-owner occupied	2.4	8.13%	2.5	8.14%

Total	100.0%	6.59%	100.0%	6.87%

Property Type
Single family detached	88.8%	6.35%	88.5%	6.61%
Condominium and co-operative	9.7	7.39%	9.9	7.86%
Multi-family and other	1.5	13.69%	1.6	13.86%

Total	100.0%	6.59%	100.0%	6.87%

(1)	Average Annual Mortgage Interest Rate.
(2)	Total reserves were $1,239 million as of September 30, 2014.

Corporate and Other Division

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2014

Net Operating Loss—Corporate and Other Division

(amounts in millions)

	2014				2013
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$186	$200	$176	$562	$159	$160	$156	$166	$641
Net investment income	50	56	53	159	67	53	68	69	257
Net investment gains (losses)	(24)	(3)	(17)	(44)	19	(24)	(9)	(52)	(66)
Insurance and investment product fees and other	52	53	54	159	55	56	53	100	264

Total revenues	264	306	266	836	300	245	268	283	1,096

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	65	62	54	181	48	49	51	43	191
Interest credited	30	29	29	88	30	28	29	32	119
Acquisition and operating expenses, net of deferrals	138	155	135	428	135	162	140	179	616
Amortization of deferred acquisition costs and intangibles	36	40	42	118	35	28	38	18	119
Interest expense	84	91	98	273	89	90	89	94	362

Total benefits and expenses	353	377	358	1,088	337	357	347	366	1,407

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(89)	(71)	(92)	(252)	(37)	(112)	(79)	(83)	(311)
Provision (benefit) for income taxes	2	(23)	(50)	(71)	(14)	(22)	(28)	(26)	(90)

LOSS FROM CONTINUING OPERATIONS	(91)	(48)	(42)	(181)	(23)	(90)	(51)	(57)	(221)
Income (loss) from discontinued operations, net of taxes	—	—	—	—	—	2	6	(20)	(12)

NET LOSS	(91)	(48)	(42)	(181)	(23)	(88)	(45)	(77)	(233)
ADJUSTMENTS TO NET LOSS:
Net investment (gains) losses, net	11	1	10	22	(10)	11	—	21	22
(Gains) losses on early extinguishment of debt, net	—	—	—	—	—	20	—	—	20
Expenses related to restructuring, net	—	—	—	—	—	—	3	—	3
(Income) loss from discontinued operations, net of taxes	—	—	—	—	—	(2)	(6)	20	12

NET OPERATING LOSS	$(80)	$(47)	$(32)	$(159)	$(33)	$(59)	$(48)	$(36)	$(176)

Effective tax rate (operating loss)	-10.5%	33.0%	57.5%	27.2%	37.5%	8.1%	35.9%	28.2%	27.4%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2014

Net Operating Income (Loss)—Corporate and Other Division

(amounts in millions)

Three months ended September 30, 2014	International Protection Segment	Runoff Segment	Corporate and Other(1)	Total
REVENUES:
Premiums	$185	$1	$—	$186
Net investment income	27	32	(9)	50
Net investment gains (losses)	—	(33)	9	(24)
Insurance and investment product fees and other	2	53	(3)	52

Total revenues	214	53	(3)	264

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	52	13	—	65
Interest credited		30	—	30
Acquisition and operating expenses, net of deferrals	117	22	(1)	138
Amortization of deferred acquisition costs and intangibles	30	5	1	36
Interest expense	10	—	74	84

Total benefits and expenses	209	70	74	353

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	5	(17)	(77)	(89)
Provision (benefit) for income taxes	3	(5)	4	2

INCOME (LOSS) FROM CONTINUING OPERATIONS	2	(12)	(81)	(91)

NET INCOME (LOSS)	2	(12)	(81)	(91)

ADJUSTMENT TO NET INCOME (LOSS):
Net investment (gains) losses, net	1	17	(7)	11

NET OPERATING INCOME (LOSS)	$3	$5	$(88)	$(80)

Effective tax rate (operating income (loss))	47.7%	48.2%	-0.9%	-10.5%
Three months ended September 30, 2013	International Protection Segment	Runoff Segment	Corporate and Other(1)	Total
REVENUES:
Premiums	$159	$1	$—	$160
Net investment income	26	33	(6)	53
Net investment gains (losses)	1	(14)	(11)	(24)
Insurance and investment product fees and other	1	53	2	56

Total revenues	187	73	(15)	245

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	40	9	—	49
Interest credited	—	28	—	28
Acquisition and operating expenses, net of deferrals	106	18	38	162
Amortization of deferred acquisition costs and intangibles	25	2	1	28
Interest expense	9	—	81	90

Total benefits and expenses	180	57	120	357

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	7	16	(135)	(112)
Provision (benefit) for income taxes	3	(5)	(20)	(22)

INCOME (LOSS) FROM CONTINUING OPERATIONS	4	21	(115)	(90)
Loss from discontinued operations, net of taxes	—	—	2	2

NET INCOME (LOSS)	4	21	(113)	(88)

ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net	—	4	7	11
(Gains) losses on early extinguishment of debt, net	—	—	20	20
(Income) loss from discontinued operations, net of taxes	—	—	(2)	(2)

NET OPERATING INCOME (LOSS)	$4	$25	$(88)	$(59)

Effective tax rate (operating income (loss))	36.7%	-6.9%	6.3%	8.1%

(1)	Includes inter-segment eliminations and non-core products.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2014

Net Operating Income (Loss)—Corporate and Other Division

(amounts in millions)

Nine months ended September 30, 2014	International Protection Segment	Runoff Segment	Corporate and Other(1)	Total
REVENUES:
Premiums	$559	$3	$—	$562
Net investment income	79	97	(17)	159
Net investment gains (losses)	1	(43)	(2)	(44)
Insurance and investment product fees and other	5	158	(4)	159

Total revenues	644	215	(23)	836

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	154	27	—	181
Interest credited		88	—	88
Acquisition and operating expenses, net of deferrals	352	62	14	428
Amortization of deferred acquisition costs and intangibles	90	26	2	118
Interest expense	34	1	238	273

Total benefits and expenses	630	204	254	1,088

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	14	11	(277)	(252)
Provision (benefit) for income taxes	2	—	(73)	(71)

INCOME (LOSS) FROM CONTINUING OPERATIONS	12	11	(204)	(181)

NET INCOME (LOSS)	12	11	(204)	(181)

ADJUSTMENT TO NET INCOME (LOSS):
Net investment (gains) losses, net	—	21	1	22

NET OPERATING INCOME (LOSS)	$12	$32	$(203)	$(159)

Effective tax rate (operating income (loss))	10.6%	26.1%	26.2%	27.2%
Nine months ended September 30, 2013	International Protection Segment	Runoff Segment	Corporate and Other(1)	Total
REVENUES:
Premiums	$478	$4	$—	$482
Net investment income	90	101	(1)	190
Net investment gains (losses)	23	(82)	(26)	(85)
Insurance and investment product fees and other	3	162	44	209

Total revenues	594	185	17	796

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	120	23	—	143
Interest credited	—	89	—	89
Acquisition and operating expenses, net of deferrals	326	60	95	481
Amortization of deferred acquisition costs and intangibles	79	(3)	8	84
Interest expense	34	1	238	273

Total benefits and expenses	559	170	341	1,070

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	35	15	(324)	(274)
Provision (benefit) for income taxes	12	(2)	(86)	(76)

INCOME (LOSS) FROM CONTINUING OPERATIONS	23	17	(238)	(198)
Income (loss) from discontinued operations, net of taxes	—	—	(12)	(12)

NET INCOME (LOSS)	23	17	(250)	(210)

ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net	(15)	30	17	32
(Gains) losses on early extinguishment of debt, net	—	—	20	20
Expenses related to restructuring, net	3	—	—	3
(Income) loss from discontinued operations, net of taxes	—	—	12	12

NET OPERATING INCOME (LOSS)	$11	$47	$(201)	$(143)

Effective tax rate (operating income (loss))	31.6%	24.4%	24.9%	24.4%

(1)	Includes inter-segment eliminations and non-core products.

International Protection Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2014

Net Operating Income and Sales—International Protection Segment

(amounts in millions)

	2014				2013
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$185	$199	$175	$559	$158	$159	$154	$165	$636
Net investment income	27	22	30	79	29	26	31	33	119
Net investment gains (losses)	—	—	1	1	4	1	16	6	27
Insurance and investment product fees and other	2	2	1	5	1	1	1	1	4

Total revenues	214	223	207	644	192	187	202	205	786

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	52	56	46	154	39	40	41	39	159
Interest credited	—	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	117	126	109	352	107	106	110	110	433
Amortization of deferred acquisition costs and intangibles	30	30	30	90	27	25	26	28	106
Interest expense	10	9	15	34	8	9	11	14	42

Total benefits and expenses	209	221	200	630	181	180	188	191	740

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	5	2	7	14	11	7	14	14	46
Provision (benefit) for income taxes	3	—	(1)	2	(5)	3	5	4	7

INCOME FROM CONTINUING OPERATIONS	2	2	8	12	16	4	9	10	39

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net	1	—	(1)	—	(3)	—	(11)	(4)	(18)
Expenses related to restructuring, net	—	—	—	—	—	—	3	—	3

NET OPERATING INCOME(1)	$3	$2	$7	$12	$13	$4	$1	$6	$24

Effective tax rate (operating income)	47.7%	6.8%	-22.3%	10.6%	-95.6%	36.7%	38.7%	26.1%	-5.1%

Net Premiums Written
Northern Europe	$94	$104	$115	$313	$104	$113	$106	$106	$429
Southern Europe	76	86	108	270	72	71	74	78	295
Structured Deals(2),(3)	5	—	1	6	7	8	(10)	28	33
New Markets(2)	7	15	11	33	9	9	14	21	53

Pre-Deposit Accounting Basis(2),(4)	182	205	235	622	192	201	184	233	810

Deposit Accounting Adjustments(2)	17	6	39	62	40	47	35	80	202

Total(5)	$165	$199	$196	$560	$152	$154	$149	$153	$608

Loss Ratio	28%	28%	26%	28%	25%	25%	26%	24%	25%

The	loss ratio included above was calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)

Net operating income adjusted for foreign exchange as compared to the prior year period for the International Protection segment was $3 million and $12 million for the three and nine months ended September 30, 2014, respectively.

(2)

Amounts for prior periods have been re-presented as a result of classification differences between pre-deposit accounting amounts and deposit accounting adjustments. There was no impact on total net premiums written or other pre-deposit or deposit accounting amounts presented elsewhere herein from the classification changes.

(3)	Structured deals represent in-force blocks of business acquired through reinsurance arrangements and ongoing reciprocal arrangements in place with certain clients.
(4)

This business has reinsurance agreements that do not qualify for risk transfer under GAAP. This analysis shows the net premiums written activity as if these reinsurance agreements, except for the reciprocal arrangements, were accounted for as reinsurance accounting (“pre-deposit accounting basis”) and not as deposit accounting. While this is a non-GAAP measure, management believes that “net premiums written on a pre-deposit accounting basis” represent an economic view of written premiums and enhances the understanding of the underlying performance of the business. However, net premiums written on a pre-deposit accounting basis is not a substitute for net premiums written determined in accordance with GAAP.

(5)

Net premiums written adjusted for foreign exchange as compared to the prior year period for the International Protection segment were $161 million and $542 million for the three and nine months ended September 30, 2014, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2014

Net Operating Income (Pre-Deposit Accounting Basis)—International Protection Segment

(amounts in millions)

	3Q 2014			2Q 2014			1Q 2014			Total 2014
	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis
REVENUES:
Premiums	$185	$34	$219	$199	$41	$240	$175	$43	$218	$559	$118	$677
Net investment income	27	(10)	17	22	(7)	15	30	(10)	20	79	(27)	52
Net investment gains (losses)	—	—	—	—	—	—	1	—	1	1	—	1
Insurance and investment product fees and other	2	—	2	2	—	2	1	—	1	5	—	5

Total revenues	214	24	238	223	34	257	207	33	240	644	91	735

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	52	9	61	56	20	76	46	20	66	154	49	203
Interest credited	—	—	—	—	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	117	9	126	126	8	134	109	9	118	352	26	378
Amortization of deferred acquisition costs and intangibles	30	8	38	30	9	39	30	10	40	90	27	117
Interest expense	10	(2)	8	9	(3)	6	15	(6)	9	34	(11)	23

Total benefits and expenses	209	24	233	221	34	255	200	33	233	630	91	721

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	5	—	5	2	—	2	7	—	7	14	—	14
Provision (benefit) for income taxes	3	—	3	—	—	—	(1)	—	(1)	2	—	2

INCOME FROM CONTINUING OPERATIONS	2	—	2	2	—	2	8	—	8	12	—	12

ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net	1	—	1	—	—	—	(1)	—	(1)	—	—	—

NET OPERATING INCOME(1)	$3	$—	$3	$2	$—	$2	$7	$—	$7	$12	$—	$12

Effective tax rate (operating income)	47.7%		47.7%	6.8%		6.8%	-22.3%		-22.3%	10.6%		10.6%

Other Metrics:
Premiums	$185	$34	$219	$199	$41	$240	$175	$43	$218	$559	$118	$677
Benefits and other changes in policy reserves	52	9	61	56	20	76	46	20	66	154	49	203
Commissions(2)	87	6	93	96	8	104	81	9	90	264	23	287

Margin before profit sharing	46	19	65	47	13	60	48	14	62	141	46	187
Profit share(2)	22	10	32	18	10	28	19	9	28	59	29	88

Underwriting profit(3)	$24	$9	$33	$29	$3	$32	$29	$5	$34	$82	$17	$99

Loss Ratio	28%		28%	28%		32%	26%		30%	28%		30%

Underwriting Margin(3)	13%		15%	15%		13%	17%		16%	15%		15%

Combined Ratio(4)	108%		103%	107%		104%	106%		103%	107%		103%

This page is provided as supplemental analysis related to the lifestyle protection insurance business. This business has reinsurance agreements that do not qualify for risk transfer under GAAP. This analysis shows the income statement activity as if these reinsurance agreements, except for the reciprocal arrangements, were accounted for as reinsurance accounting (“pre-deposit accounting basis”) and not as deposit accounting. There is no impact on net income available to Genworth Financial, Inc.‘s common stockholders or to segment net operating income. While ‘‘pre-deposit accounting basis” is a non-GAAP measure, management believes that it represents an economic view of the underlying performance of the business. However, pre-deposit accounting basis is not a substitute for income statement activity determined in accordance with GAAP.

The ratios included above were calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)

Net operating income adjusted for foreign exchange as compared to the prior year period for the International Protection segment was $3 million and $12 million for the three and nine months ended September 30, 2014, respectively.

(2)	Commissions include commissions which are included above in acquisition and operating expenses, net of deferrals, and amortization of DAC.
(3)	The underwriting margin is calculated as underwriting profit divided by net earned premiums.
(4)

The combined ratio is calculated as benefits and other changes in policy reserves, commissions (including amortization of DAC), profit share and other operating expenses divided by net earned premiums.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2014

Net Operating Income (Pre-Deposit Accounting Basis)—International Protection Segment

(amounts in millions)

	4Q 2013			3Q 2013			2Q 2013			1Q 2013			Total 2013
	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis
REVENUES:
Premiums	$158	$43	$201	$159	$47	$206	$154	$52	$206	$165	$62	$227	$636	$204	$840
Net investment income	29	(8)	21	26	(6)	20	31	(9)	22	33	(11)	22	119	(34)	85
Net investment gains (losses)	4	—	4	1	—	1	16	—	16	6	—	6	27	—	27
Insurance and investment product fees and other	1	—	1	1	—	1	1	—	1	1	—	1	4	—	4

Total revenues	192	35	227	187	41	228	202	43	245	205	51	256	786	170	956

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	39	15	54	40	22	62	41	21	62	39	33	72	159	91	250
Interest credited	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	107	11	118	106	6	112	110	13	123	110	9	119	433	39	472
Amortization of deferred acquisition costs and intangibles	27	8	35	25	13	38	26	11	37	28	14	42	106	46	152
Interest expense	8	1	9	9	—	9	11	(2)	9	14	(5)	9	42	(6)	36

Total benefits and expenses	181	35	216	180	41	221	188	43	231	191	51	242	740	170	910

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	11	—	11	7	—	7	14	—	14	14	—	14	46	—	46
Provision (benefit) for income taxes	(5)	—	(5)	3	—	3	5	—	5	4	—	4	7	—	7

INCOME FROM CONTINUING OPERATIONS	16	—	16	4	—	4	9	—	9	10	—	10	39	—	39

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net	(3)	—	(3)	—	—	—	(11)	—	(11)	(4)	—	(4)	(18)	—	(18)
Expenses related to restructuring, net	—	—	—	—	—	—	3	—	3	—	—	—	3	—	3

NET OPERATING INCOME	$13	$—	$13	$4	$—	$4	$1	$—	$1	$6	$—	$6	$24	$—	$24

Effective tax rate (operating income)	-95.6%		-95.6%	36.7%		36.7%	38.7%		38.7%	26.1%		26.1%	-5.1%		-5.1%

Other Metrics:
Premiums	$158	$43	$201	$159	$47	$206	$154	$52	$206	$165	$62	$227	$636	$204	$840
Benefits and other changes in policy reserves	39	15	54	40	22	62	41	21	62	39	33	72	159	91	250
Commissions(1)	74	10	84	75	12	87	75	11	86	80	12	92	304	45	349

Margin before profit sharing	45	18	63	44	13	57	38	20	58	46	17	63	173	68	241
Profit share(1)	20	10	30	18	8	26	18	13	31	18	11	29	74	42	116

Underwriting profit(2)	$25	$8	$33	$26	$5	$31	$20	$7	$27	$28	$6	$34	$99	$26	$125

Loss Ratio	25%		27%	25%		30%	26%		30%	24%		32%	25%		30%

Underwriting Margin(2)	16%		16%	16%		15%	13%		13%	17%		15%	16%		15%

Combined Ratio(3)	109%		103%	108%		103%	115%		108%	107%		103%	110%		104%

This page is provided as supplemental analysis related to the lifestyle protection insurance business. This business has reinsurance agreements that do not qualify for risk transfer under GAAP. This analysis shows the income statement activity as if these reinsurance agreements, except for the reciprocal arrangements, were accounted for as reinsurance accounting (“pre-deposit accounting basis”) and not as deposit accounting. There is no impact on net income available to Genworth Financial, Inc.’s common stockholders or to segment net operating income. While ‘‘pre-deposit accounting basis” is a non-GAAP measure, management believes that it represents an economic view of the underlying performance of the business. However, pre-deposit accounting basis is not a substitute for income statement activity determined in accordance with GAAP.

The ratios included above were calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)	Commissions include commissions which are included above in acquisition and operating expenses, net of deferrals, and amortization of DAC.
(2)	The underwriting margin is calculated as underwriting profit divided by net earned premiums.
(3)

The combined ratio is calculated as benefits and other changes in policy reserves, commissions (including amortization of DAC), profit share and other operating expenses divided by net earned premiums.

Runoff Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2014

Net Operating Income—Runoff Segment

(amounts in millions)

	2014				2013
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$1	$1	$1	$3	$1	$1	$2	$1	$5
Net investment income	32	33	32	97	38	33	34	34	139
Net investment gains (losses)	(33)	3	(13)	(43)	24	(14)	(20)	(48)	(58)
Insurance and investment product fees and other	53	52	53	158	54	53	53	56	216

Total revenues	53	89	73	215	117	73	69	43	302

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	13	6	8	27	9	9	10	4	32
Interest credited	30	29	29	88	30	28	29	32	119
Acquisition and operating expenses, net of deferrals	22	20	20	62	21	18	22	20	81
Amortization of deferred acquisition costs and intangibles	5	10	11	26	9	2	8	(13)	6
Interest expense	—	1	—	1	1	—	1	—	2

Total benefits and expenses	70	66	68	204	70	57	70	43	240

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(17)	23	5	11	47	16	(1)	—	62
Provision (benefit) for income taxes	(5)	5	—	—	15	(5)	—	3	13

INCOME (LOSS) FROM CONTINUING OPERATIONS	(12)	18	5	11	32	21	(1)	(3)	49

ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net	17	(3)	7	21	(13)	4	7	19	17

NET OPERATING INCOME	$5	$15	$12	$32	$19	$25	$6	$16	$66

Effective tax rate (operating income)	48.2%	16.1%	25.1%	26.1%	28.1%	-6.9%	40.9%	44.8%	25.5%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2014

Selected Operating Performance Measures—Runoff Segment

(amounts in millions)

	2014				2013
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Variable Annuities—Income Distribution Series
Account value, beginning of the period	$5,984	$5,990	$6,061	$6,061	$6,044	$5,983	$6,202	$6,141	$6,141
Deposits	12	13	16	41	19	19	18	20	76
Surrenders, benefits and product charges	(204)	(210)	(198)	(612)	(212)	(186)	(183)	(173)	(754)

Net flows	(192)	(197)	(182)	(571)	(193)	(167)	(165)	(153)	(678)
Interest credited and investment performance	(29)	191	111	273	210	228	(54)	214	598

Account value, end of the period	5,763	5,984	5,990	5,763	6,061	6,044	5,983	6,202	6,061

Traditional Variable Annuities
Account value, net of reinsurance, beginning of the period	1,583	1,598	1,643	1,643	1,620	1,601	1,674	1,662	1,662
Deposits	2	4	3	9	4	4	2	3	13
Surrenders, benefits and product charges	(81)	(80)	(78)	(239)	(71)	(67)	(80)	(81)	(299)

Net flows	(79)	(76)	(75)	(230)	(67)	(63)	(78)	(78)	(286)
Interest credited and investment performance	(12)	61	30	79	90	82	5	90	267

Account value, net of reinsurance, end of the period	1,492	1,583	1,598	1,492	1,643	1,620	1,601	1,674	1,643

Variable Life Insurance
Account value, beginning of the period	317	313	316	316	302	293	301	292	292
Deposits	2	2	2	6	3	2	2	2	9
Surrenders, benefits and product charges	(10)	(8)	(11)	(29)	(9)	(10)	(11)	(9)	(39)

Net flows	(8)	(6)	(9)	(23)	(6)	(8)	(9)	(7)	(30)
Interest credited and investment performance	2	10	6	18	20	17	1	16	54

Account value, end of the period	311	317	313	311	316	302	293	301	316

Total	$7,566	$7,884	$7,901	$7,566	$8,020	$7,966	$7,877	$8,177	$8,020

Guaranteed Investment Contracts, Funding Agreements Backing Notes and Funding Agreements
Account value, beginning of the period	$667	$891	$896	$896	$1,036	$1,077	$1,970	$2,153	$2,153
Surrenders and benefits	(142)	(225)	(7)	(374)	(142)	(43)	(900)	(167)	(1,252)

Net flows	(142)	(225)	(7)	(374)	(142)	(43)	(900)	(167)	(1,252)
Interest credited	1	1	2	4	2	2	7	15	26
Foreign currency translation	—	—	—	—	—	—	—	(31)	(31)

Account value, end of the period	$526	$667	$891	$526	$896	$1,036	$1,077	$1,970	$896

Corporate and Other

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2014

Net Operating Loss—Corporate and Other(1)

(amounts in millions)

	2014				2013
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	(9)	1	(9)	(17)	—	(6)	3	2	(1)
Net investment gains (losses)	9	(6)	(5)	(2)	(9)	(11)	(5)	(10)	(35)
Insurance and investment product fees and other	(3)	(1)	—	(4)	—	2	(1)	43	44

Total revenues	(3)	(6)	(14)	(23)	(9)	(15)	(3)	35	8

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	—	—	—	—	—	—	—	—
Interest credited	—	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	(1)	9	6	14	7	38	8	49	102
Amortization of deferred acquisition costs and intangibles	1	—	1	2	(1)	1	4	3	7
Interest expense	74	81	83	238	80	81	77	80	318

Total benefits and expenses	74	90	90	254	86	120	89	132	427

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(77)	(96)	(104)	(277)	(95)	(135)	(92)	(97)	(419)
Provision (benefit) for income taxes	4	(28)	(49)	(73)	(24)	(20)	(33)	(33)	(110)

LOSS FROM CONTINUING OPERATIONS	(81)	(68)	(55)	(204)	(71)	(115)	(59)	(64)	(309)
Income (loss) from discontinued operations, net of taxes(2)	—	—	—	—	—	2	6	(20)	(12)

NET LOSS	(81)	(68)	(55)	(204)	(71)	(113)	(53)	(84)	(321)

ADJUSTMENTS TO NET LOSS:
Net investment (gains) losses, net	(7)	4	4	1	6	7	4	6	23
(Gains) losses on early extinguishment of debt, net	—	—	—	—	—	20	—	—	20
(Income) loss from discontinued operations, net of taxes	—	—	—	—	—	(2)	(6)	20	12

NET OPERATING LOSS	$(88)	$(64)	$(51)	$(203)	$(65)	$(88)	$(55)	$(58)	$(266)

Effective tax rate (operating loss)	-0.9%	28.8%	47.8%	26.2%	24.8%	6.3%	36.7%	33.5%	24.9%

(1)	Includes inter-segment eliminations and non-core products.
(2)	Operating results associated with discontinued operations related to the wealth management business prior to the sale on August 30, 2013.

Additional Financial Data

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2014

Investments Summary

(amounts in millions)

		September 30, 2014		June 30, 2014		March 31, 2014		December 31, 2013		September 30, 2013
		Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Composition of Investment Portfolio
Fixed maturity securities:
Investment grade:
Public fixed maturity securities		$36,587	48%	$36,726	48%	$35,526	48%	$34,666	48%	$35,503	49%
Private fixed maturity securities		11,493	15	11,608	15	11,125	15	10,563	15	10,277	14
Residential mortgage-backed securities(1)		5,003	7	5,057	7	4,945	7	5,069	7	5,187	7
Commercial mortgage-backed securities		2,517	3	2,630	3	2,656	4	2,639	4	2,520	4
Other asset-backed securities		3,770	5	3,700	5	3,343	4	3,119	4	2,992	4
Tax-exempt		356	—	353	—	317	—	295	—	263	—
Non-investment grade fixed maturity securities		2,591	4	2,286	3	2,332	3	2,278	3	2,344	3
Equity securities:
Common stocks and mutual funds		221	—	227	—	260	—	258	—	303	1
Preferred stocks		92	—	93	—	89	—	83	—	76	—
Commercial mortgage loans		6,077	8	5,986	8	5,894	8	5,899	8	5,858	8
Restricted commercial mortgage loans related to securitization entities		209	—	217	—	227	—	233	—	290	—
Policy loans		1,512	2	1,514	2	1,438	2	1,434	2	1,668	2
Cash, cash equivalents and short-term investments		3,655	5	4,220	5	4,492	6	4,434	6	3,767	5
Securities lending		339	—	277	—	261	—	187	—	154	—
Other invested assets:	Limited partnerships	262	—	263	1	267	—	282	1	297	1
	Derivatives:
	Long-term care (LTC) forward starting swap—cash flow	252	—	197	—	137	—	79	—	147	—
	Other cash flow	10	—	20	—	30	—	46	—	3	—
	Fair value	—	—	—	—	—	—	1	—	1	—
	Equity index options—non-qualified	11	—	4	—	11	—	13	—	6	—
	Other non-qualified	391	1	395	1	352	1	332	1	370	1
	Trading portfolio	226	—	226	—	247	—	239	—	278	—
	Counterparty collateral	521	1	417	1	355	1	199	—	272	—
	Restricted other invested assets related to securitization entities	404	1	404	1	398	1	391	1	392	1
	Other	91	—	82	—	83	—	88	—	85	—

Total invested assets and cash		$76,590	100%	$76,902	100%	$74,785	100%	$72,827	100%	$73,053	100%

Public Fixed Maturity Securities—Credit Quality:
NRSRO(2) Designation
AAA		$15,459	33%	$15,552	33%	$15,338	34%	$15,148	34%	$15,859	35%
AA		4,957	11	5,056	11	4,759	10	4,627	11	4,776	11
A		13,823	30	13,470	29	12,920	29	12,488	28	12,674	28
BBB		10,753	23	11,162	24	10,847	24	10,720	24	10,426	23
BB		1,388	3	1,232	3	1,251	3	1,148	3	1,134	3
B		78	—	82	—	87	—	132	—	128	—
CCC and lower		113	—	113	—	114	—	112	—	130	—

Total public fixed maturity securities		$46,571	100%	$46,667	100%	$45,316	100%	$44,375	100%	$45,127	100%

Private Fixed Maturity Securities—Credit Quality:
NRSRO(2) Designation
AAA		$1,585	10%	$1,636	10%	$1,554	10%	$1,483	11%	$1,453	10%
AA		1,902	12	1,800	12	1,661	11	1,570	11	1,551	11
A		5,034	32	5,027	32	4,593	31	4,331	30	4,247	31
BBB		6,213	39	6,371	40	6,240	42	5,984	42	5,756	41
BB		838	5	723	5	740	5	736	5	798	6
B		95	1	57	—	57	—	56	—	63	—
CCC and lower		79	1	79	1	83	1	94	1	91	1

Total private fixed maturity securities		$15,746	100%	$15,693	100%	$14,928	100%	$14,254	100%	$13,959	100%

(1)	The company does not have any material exposure to residential mortgage-backed securities collateralized debt obligations (CDOs).
(2)	Nationally Recognized Statistical Rating Organizations.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2014

Fixed Maturity Securities Summary

(amounts in millions)

	September 30, 2014		June 30, 2014		March 31, 2014		December 31, 2013		September 30, 2013
	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total
Fixed Maturity Securities—Security Sector:
U.S. government, agencies and government-sponsored enterprises	$5,642	9%	$5,483	9%	$5,214	9%	$4,810	8%	$5,325	9%
Tax-exempt	356	1	353	1	317	—	295	—	263	—
Foreign government	2,035	3	2,132	3	2,153	4	2,146	4	2,232	4
U.S. corporate	26,956	43	26,847	43	26,060	43	25,035	43	24,782	42
Foreign corporate	15,637	25	15,749	25	15,141	25	15,071	26	15,276	26
Residential mortgage-backed securities	5,155	8	5,212	8	5,102	8	5,225	9	5,397	9
Commercial mortgage-backed securities	2,728	5	2,845	5	2,881	5	2,898	5	2,790	5
Other asset-backed securities	3,808	6	3,739	6	3,376	6	3,149	5	3,021	5

Total fixed maturity securities	$62,317	100%	$62,360	100%	$60,244	100%	$58,629	100%	$59,086	100%

Corporate Bond Holdings—Industry Sector:
Investment Grade:
Finance and insurance	$7,771	19%	$7,908	19%	$7,506	19%	$7,382	19%	$7,344	19%
Utilities and energy	9,901	25	9,890	24	9,494	24	9,213	24	9,084	24
Consumer—non-cyclical	4,778	12	4,825	12	4,837	12	4,669	12	4,722	12
Consumer—cyclical	2,425	6	2,408	6	2,337	6	2,282	6	2,185	6
Capital goods	2,364	6	2,402	6	2,335	6	2,238	6	2,276	6
Industrial	2,948	7	2,885	7	2,734	7	2,595	7	2,592	7
Technology and communications	3,142	8	3,066	8	2,978	8	2,867	8	2,928	8
Transportation	1,729	4	1,702	4	1,653	4	1,595	4	1,593	4
Other	5,411	13	5,699	14	5,469	14	5,471	14	5,534	14

Subtotal	40,469	100%	40,785	100%	39,343	100%	38,312	100%	38,258	100%

Non-Investment Grade:
Finance and insurance	483	23%	306	17%	332	18%	337	19%	376	21%
Utilities and energy	389	18	338	19	335	18	297	16	338	19
Consumer—non-cyclical	211	10	217	12	229	12	194	11	170	9
Consumer—cyclical	64	3	55	3	60	3	71	4	107	6
Capital goods	291	14	297	16	291	15	295	16	272	15
Industrial	265	12	252	14	254	14	267	15	243	14
Technology and communications	358	17	318	17	330	18	316	18	257	14
Transportation	20	1	16	1	15	1	5	—	26	1
Other	43	2	12	1	12	1	12	1	11	1

Subtotal	2,124	100%	1,811	100%	1,858	100%	1,794	100%	1,800	100%

Total	$42,593	100%	$42,596	100%	$41,201	100%	$40,106	100%	$40,058	100%

Fixed Maturity Securities—Contractual Maturity Dates:

Due in one year or less	$2,640	4%	$2,784	4%	$3,118	5%	$2,974	5%	$2,772	5%
Due after one year through five years	11,009	18	10,701	17	10,257	17	10,187	17	10,563	18
Due after five years through ten years	13,113	21	13,401	22	12,915	21	12,526	22	12,570	21
Due after ten years	23,864	38	23,678	38	22,595	38	21,670	37	21,973	37

Subtotal	50,626	81	50,564	81	48,885	81	47,357	81	47,878	81
Mortgage and asset-backed securities	11,691	19	11,796	19	11,359	19	11,272	19	11,208	19

Total fixed maturity securities	$62,317	100%	$62,360	100%	$60,244	100%	$58,629	100%	$59,086	100%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2014

Commercial Mortgage Loans Summary

(amounts in millions)

	September 30, 2014		June 30, 2014		March 31, 2014		December 31, 2013		September 30, 2013
	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Geographic Region
South Atlantic	$1,651	27%	$1,565	26%	$1,526	26%	$1,535	26%	$1,558	26%
Pacific	1,646	27	1,607	27	1,601	27	1,590	27	1,624	28
Middle Atlantic	835	14	812	13	823	14	828	14	792	13
Mountain	531	9	514	9	494	8	478	8	462	8
East North Central	392	6	409	7	399	7	404	7	384	7
West North Central	374	6	366	6	370	6	377	6	366	6
West South Central	267	5	254	4	238	4	241	4	237	4
New England	265	4	350	6	335	6	337	6	327	6
East South Central	140	2	136	2	138	2	142	2	143	2

Subtotal	6,101	100%	6,013	100%	5,924	100%	5,932	100%	5,893	100%

Allowance for losses	(24)		(27)		(30)		(33)		(36)
Unamortized fees and costs	—		—		—		—		1

Total	$6,077		$5,986		$5,894		$5,899		$5,858

Property Type
Retail	$2,147	35%	$2,162	36%	$2,103	36%	$2,073	35%	$2,005	34%
Office	1,642	27	1,533	26	1,509	25	1,558	26	1,610	27
Industrial	1,606	26	1,585	26	1,580	27	1,581	27	1,571	27
Apartments	499	8	480	8	493	8	491	8	473	8
Mixed use/other	207	4	253	4	239	4	229	4	234	4

Subtotal	6,101	100%	6,013	100%	5,924	100%	5,932	100%	5,893	100%

Allowance for losses	(24)		(27)		(30)		(33)		(36)
Unamortized fees and costs	—		—		—		—		1

Total	$6,077		$5,986		$5,894		$5,899		$5,858

Allowance for Losses on Commercial Mortgage Loans
Beginning balance	$27		$30		$33		$36		$38
Release	(3)		(3)		(3)		(3)		(2)

Ending balance	$24		$27		$30		$33		$36

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2014

Commercial Mortgage Loans Summary

(amounts in millions)

	September 30, 2014		June 30, 2014		March 31, 2014		December 31, 2013		September 30, 2013
Loan Size	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total
Under $5 million	$2,445	40%	$2,415	40%	$2,405	41%	$2,435	41%	$2,393	41%
$5 million but less than $10 million	1,704	28	1,687	28	1,645	28	1,638	28	1,594	27
$10 million but less than $20 million	1,498	25	1,380	23	1,376	23	1,358	23	1,315	22
$20 million but less than $30 million	256	4	232	4	204	3	205	3	227	4
$30 million and over	198	3	299	5	294	5	296	5	364	6

Total	$6,101	100%	$6,013	100%	$5,924	100%	$5,932	100%	$5,893	100%

Commercial Mortgage Loan Information by Vintage as of September 30, 2014

(loan amounts in millions)

Loan Year	Total Recorded Investment(1)	Number of Loans	Average Balance Per Loan	Loan-To-Value(2)	Delinquent Principal Balance	Number of Delinquent Loans	Average Balance Per Delinquent Loan
2004 and prior	$794	414	$2	40%	$—	—	$—
2005	960	240	$4	54%	—	—	$—
2006	844	225	$4	61%	24	4	$6
2007	669	148	$5	69%	—	—	$—
2008	232	51	$5	64%	6	1	$6
2009	—	—	$—	—%	—	—	$—
2010	129	59	$2	43%	—	—	$—
2011	266	53	$5	56%	—	—	$—
2012	652	95	$7	61%	—	—	$—
2013	850	138	$6	64%	—	—	$—
2014	705	113	$—	69%	—	—	$—

Total	$6,101	1,536	$4	59%	$30	5	$6

(1)	Total recorded investment reflects the balance sheet carrying value gross of related allowance and the unamortized balance of loan origination fees and costs.
(2)	Represents weighted-average loan-to-value as of September 30, 2014.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2014

General Account GAAP Net Investment Income Yields

(amounts in millions)

	2014				2013
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
GAAP Net Investment Income
Fixed maturity securities—taxable	$651	$666	$648	$1,965	$663	$651	$672	$656	$2,642
Fixed maturity securities—non-taxable	3	3	3	9	2	3	2	2	9
Commercial mortgage loans	82	81	83	246	91	81	81	82	335
Restricted commercial mortgage loans related to securitization entities	3	4	4	11	1	8	7	7	23
Equity securities	3	4	4	11	4	3	6	4	17
Other invested assets	36	26	39	101	33	33	33	46	145
Limited partnerships	10	13	11	34	24	8	6	2	40
Restricted other invested assets related to securitization entities	1	1	1	3	4	—	—	—	4
Policy loans	32	32	31	95	32	33	32	32	129
Cash, cash equivalents and short-term investments	7	7	5	19	4	4	5	7	20

Gross investment income before expenses and fees	828	837	829	2,494	858	824	844	838	3,364
Expenses and fees	(23)	(24)	(24)	(71)	(23)	(23)	(23)	(24)	(93)

Net investment income	$805	$813	$805	$2,423	$835	$801	$821	$814	$3,271

Annualized Yields
Fixed maturity securities—taxable	4.6%	4.7%	4.6%	4.6%	4.7%	4.7%	4.9%	4.7%	4.8%
Fixed maturity securities—non-taxable	3.4%	3.5%	3.7%	3.6%	2.6%	4.2%	2.9%	2.7%	3.1%
Commercial mortgage loans	5.4%	5.5%	5.6%	5.5%	6.2%	5.5%	5.5%	5.6%	5.7%
Restricted commercial mortgage loans related to securitization entities	6.6%	6.7%	7.0%	6.6%	1.5%	10.5%	8.6%	8.4%	7.6%
Equity securities	4.2%	5.3%	5.1%	4.9%	4.7%	3.2%	5.7%	3.4%	4.2%
Other invested assets	58.6%	40.5%	56.9%	51.8%	44.9%	42.1%	29.4%	28.3%	32.8%
Limited partnerships(1)	15.3%	19.6%	16.1%	16.9%	33.2%	10.4%	7.5%	2.4%	12.8%
Restricted other invested assets related to securitization entities	1.0%	1.0%	1.0%	1.0%	4.2%	—%	—%	—%	1.1%
Policy loans	8.5%	8.7%	8.6%	8.6%	8.3%	7.9%	7.8%	8.0%	8.1%
Cash, cash equivalents and short-term investments	0.7%	0.6%	0.4%	0.6%	0.4%	0.4%	0.5%	0.7%	0.5%

Gross investment income before expenses and fees	4.7%	4.7%	4.7%	4.7%	4.9%	4.8%	4.9%	4.8%	4.8%
Expenses and fees	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%

Net investment income	4.6%	4.6%	4.6%	4.6%	4.8%	4.7%	4.8%	4.7%	4.7%

Yields are based on net investment income as reported under GAAP and are consistent with how the company measures its investment performance for management purposes. Yields are annualized, for interim periods, and are calculated as net investment income as a percentage of average quarterly asset carrying values except for fixed maturity and equity securities, derivatives and derivative counterparty collateral, which exclude unrealized fair value adjustments and securities lending activity, which is included in other invested assets and is calculated net of the corresponding securities lending liability. See page 73 herein for average invested assets and cash used in the yield calculation.

(1)	Limited partnership investments are equity-based and do not have fixed returns by period.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2014

Net Investment Gains (Losses), Net—Detail(1)

(amounts in millions)

	2014				2013
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net realized gains (losses) on available-for-sale securities:
Fixed maturity securities:
U.S. corporate	$5	$(6)	$(9)	$(10)	$(5)	$1	$22	$4	$22
U.S. government, agencies and government-sponsored enterprises	—	2	—	2	5	2	1	—	8
Foreign corporate	2	13	(2)	13	1	—	8	1	10
Foreign government	—	—	—	—	2	(2)	8	4	12
Tax-exempt	—	—	(1)	(1)	—	—	—	(2)	(2)
Mortgage-backed securities	(1)	—	—	(1)	(2)	(9)	(15)	(20)	(46)
Asset-backed securities	—	—	—	—	(6)	(5)	(11)	(8)	(30)
Equity securities	2	6	1	9	5	6	8	3	22
Foreign exchange	—	1	—	1	—	—	—	—	—

Total net realized gains (losses) on available-for-sale securities	8	16	(11)	13	—	(7)	21	(18)	(4)

Impairments:
Sub-prime residential mortgage-backed securities	—	—	—	—	(1)	(1)	—	(2)	(4)
Alt-A residential mortgage-backed securities	(1)	—	—	(1)	—	—	—	—	—

Total sub-prime and Alt-A residential mortgage-backed securities	(1)	—	—	(1)	(1)	(1)	—	(2)	(4)

Commercial mortgage-backed securities	—	—	—	—	(2)	(1)	(2)	(1)	(6)
Corporate fixed maturity securities	—	—	—	—	—	—	—	(4)	(4)
Financial hybrid securities	(3)	—	—	(3)	—	—	—	—	—
Commercial mortgage loans	—	(1)	(1)	(2)	—	(1)	(2)	—	(3)

Total impairments	(4)	(1)	(1)	(6)	(3)	(3)	(4)	(7)	(17)

Net unrealized gains (losses) on trading securities	3	5	8	16	(5)	(5)	(11)	6	(15)
Derivative instruments	(25)	(4)	(14)	(43)	9	(12)	(2)	(27)	(32)
Limited partnerships	—	(1)	—	(1)	—	(2)	—	—	(2)
Commercial mortgage loans held-for-sale market valuation allowance	2	2	2	6	(1)	2	1	1	3
Contingent purchase price valuation change	(1)	—	—	(1)	—	—	(1)	1	—
Net gains (losses) related to securitization entities	(1)	6	4	9	17	13	9	6	45
Other	—	—	—	—	—	—	—	(1)	(1)

Net investment gains (losses), net of taxes	(18)	23	(12)	(7)	17	(14)	13	(39)	(23)
Adjustment for DAC and other intangible amortization and certain benefit reserves, net of taxes	6	1	1	8	—	4	5	12	21
Adjustment for net investment (gains) losses attributable to noncontrolling interests, net of taxes	2	(4)	1	(1)	(2)	(3)	(3)	(1)	(9)

Net investment gains (losses), net	$(10)	$20	$(10)	$—	$15	$(13)	$15	$(28)	$(11)

(1)	All adjustments for income taxes assume a 35% tax rate.

Reconciliations of Non-GAAP Measures

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2014

Reconciliation of Operating ROE

(amounts in millions)

Twelve Month Rolling Average ROE	Twelve months ended
	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013
GAAP Basis ROE
Net income (loss) available to Genworth Financial, Inc.’s common stockholders for the twelve months ended(1)	$(276)	$676	$641	$560	$520
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)(2)	$11,770	$11,833	$11,699	$11,550	$11,412
GAAP Basis ROE (1)/(2)	-2.3%	5.7%	5.5%	4.8%	4.6%

Operating ROE
Net operating income for the twelve months ended(1)	$228	$684	$659	$616	$584
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)(2)	$11,770	$11,833	$11,699	$11,550	$11,412
Operating ROE(1)/(2)	1.9%	5.8%	5.6%	5.3%	5.1%

Quarterly Average ROE	Three months ended
	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013
GAAP Basis ROE
Net income (loss) available to Genworth Financial, Inc.’s common stockholders for the period ended(3)	$(844)	$176	$184	$208	$108
Average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(4)	$11,651	$12,051	$11,942	$11,758	$11,606
Annualized GAAP Quarterly Basis ROE(3)/(4)	-29.0%	5.8%	6.2%	7.1%	3.7%

Operating ROE
Net operating income (loss) for the period ended(3)	$(317)	$158	$194	$193	$139
Quarterly average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(4)	$11,651	$12,051	$11,942	$11,758	$11,606
Annualized Operating Quarterly Basis ROE(3)/(4)	-10.9%	5.2%	6.5%	6.6%	4.8%

Non-GAAP Definition for Operating ROE

The company references the non-GAAP financial measure entitled “operating return on equity” or “operating ROE.” The company defines operating ROE as net operating income (loss) divided by average ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss) in average ending Genworth Financial, Inc.’s stockholders equity. Management believes that analysis of operating ROE enhances understanding of the efficiency with which the company deploys its capital. However, operating ROE is not a substitute for net income (loss) available to Genworth Financial, Inc.’s common stockholders divided by average ending Genworth Financial, Inc.’s stockholders’ equity determined in accordance with GAAP.

(1)

The twelve months ended information is derived by adding the four quarters of net income (loss) available to Genworth Financial, Inc.’s common stockholders and net operating income (loss) from page 9 herein.

(2)

Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), but including equity related to discontinued operations for the most recent five quarters.

(3)	Net income (loss) available to Genworth Financial, Inc.’s common stockholders and net operating income (loss) from page 9 herein.
(4)

Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss).

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2014

Reconciliation of Core Yield

		2014				2013
	(Assets—amounts in billions)	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
	Reported—Total Invested Assets and Cash	$76.6	$76.9	$74.8	$76.6	$72.8	$73.1	$72.2	$76.5	$72.8
	Subtract:
	Securities lending	0.3	0.3	0.3	0.3	0.2	0.2	0.2	0.2	0.2
	Unrealized gains (losses)	5.4	5.6	4.3	5.4	2.8	3.3	3.7	6.7	2.8
	Derivative counterparty collateral	0.5	0.4	0.4	0.5	0.2	0.3	0.4	0.6	0.2

	Adjusted end of period invested assets and cash	$70.4	$70.6	$69.8	$70.4	$69.6	$69.3	$67.9	$69.0	$69.6

(A)	Average Invested Assets And Cash Used in Reported Yield Calculation	$70.5	$70.2	$69.7	$70.1	$69.5	$68.6	$68.5	$69.4	$69.0
	Subtract:
	Restricted commercial mortgage loans and other invested assets related to securitization entities(1)	0.2	0.2	0.2	0.2	0.3	0.3	0.2	0.3	0.3

(B)	Average Invested Assets And Cash Used in Core Yield Calculation	70.3	70.0	69.5	69.9	69.2	68.3	68.3	69.1	68.7
	Subtract:
	Portfolios supporting floating products and non-recourse funding obligations(2)	4.0	4.2	4.3	4.2	4.4	4.6	5.2	5.7	5.0

(C)	Average Invested Assets And Cash Used in Core Yield (excl. Floating and Non-Recourse Funding) Calculation	$66.3	$65.8	$65.2	$65.7	$64.8	$63.7	$63.1	$63.4	$63.7

	(Income—amounts in millions)
(D)	Reported—Net Investment Income	$805	$813	$805	$2,423	$835	$801	$821	$814	$3,271
	Subtract:
	Bond calls and commercial mortgage loan prepayments	17	7	10	34	8	15	14	10	47
	Reinsurance(3)	19	13	22	54	20	17	21	22	80
	Other non-core items(4)	(18)	12	5	(1)	17	4	19	2	42
	Restricted commercial mortgage loans and other invested assets related to securitization entities(1)	3	3	3	9	3	4	4	4	15

(E)	Core Net Investment Income	784	778	765	2,327	787	761	763	776	3,087
	Subtract:
	Investment income from portfolios supporting floating products and non-recourse funding obligations(2)	22	23	21	66	27	24	25	25	101

(F)	Core Net Investment Income (excl. Floating and Non-Recourse Funding)	$762	$755	$744	$2,261	$760	$737	$738	$751	$2,986

(D) / (A)	Reported Yield	4.57%	4.63%	4.62%	4.61%	4.81%	4.67%	4.79%	4.69%	4.74%
(E) / (B)	Core Yield	4.46%	4.45%	4.40%	4.44%	4.55%	4.46%	4.47%	4.49%	4.49%
(F) / (C)	Core Yield (excl. Floating and Non-Recourse Funding)	4.60%	4.59%	4.56%	4.58%	4.69%	4.63%	4.68%	4.74%	4.68%

Notes:	Columns may not add due to rounding. Yields have been annualized.

Non-GAAP Definition for Core Yield

The company references the non-GAAP financial measure entitled “core yield” as a measure of investment yield. The company defines core yield as the investment yield adjusted for items that do not reflect the underlying performance of the investment portfolio. Management believes that analysis of core yield enhances understanding of the investment yield of the company. However, core yield is not a substitute for investment yield determined in accordance with GAAP.

(1)	Represents the incremental assets and investment income related to restricted commercial mortgage loans and other invested assets.
(2)	Floating products refer to institutional products and the non-recourse funding obligations that support certain term and universal life insurance reserves in the company’s life insurance business.
(3)	Represents imputed investment income related to reinsurance agreements in the lifestyle protection insurance business.
(4)	Includes cost basis adjustments on structured securities, preferred stock income and various other immaterial items.

Corporate Information

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2014

Financial Strength Ratings

The company’s principal life insurance subsidiaries are rated in terms of financial strength by Standard & Poor’s Financial Services LLC (S&P), Moody’s Investors Service, Inc. (Moody’s) and A.M. Best Company, Inc. (A.M. Best) as follows:

Company	S&P	Moody’s	A.M. Best
Genworth Life Insurance Company	A-	A3	A
Genworth Life and Annuity Insurance Company	A-	A3	A
Genworth Life Insurance Company of New York	A-	A3	A

The company’s principal mortgage insurance subsidiaries are rated in terms of financial strength by S&P and Moody’s as follows:

Company	S&P	Moody’s
Genworth Mortgage Insurance Corporation	BB-	Ba1
Genworth Residential Mortgage Insurance Corporation of NC	BB-	Ba1
Genworth Financial Mortgage Insurance Pty. Limited (Australia)	AA-	A3
Genworth Financial Mortgage Insurance Limited (Europe)	BBB-	Not rated
Genworth Financial Mortgage Insurance Company Canada(1)	AA-	Not rated
Genworth Seguros de Credito a la Vivienda S.A. de C.V.(2)	Not rated	Aa3.mx

(1)	Genworth Financial Mortgage Insurance Company Canada is also rated “AA” by Dominion Bond Rating Service (DBRS).
(2)	Genworth Seguros de Credito a la Vivienda S.A. de C.V. is also rated “Baa3” by Moody’s on a Global Scale Insurance financial strength basis.

The company’s principal lifestyle protection insurance subsidiaries are rated in terms of financial strength by S&P as follows:

Company	S&P
Financial Assurance Company Limited	A-
Financial Insurance Company Limited	A-

The S&P, Moody’s, A.M. Best and DBRS ratings included are not designed to be, and do not serve as, measures of protection or valuation offered to investors. These financial strength ratings should not be relied on with respect to making an investment in the company’s securities.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2014

Financial Strength Ratings  (continued)

S&P states that an insurer rated “AA” (Very Strong) has very strong financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments. Insurers rated “AA” (Very Strong), “A” (Strong), “BBB” (Good) or “BB” (Marginal) have very strong, strong, good, or marginal financial security characteristics, respectively. The “AA,” “A,” “BBB” and “BB” ranges are the second-, third-, fourth- and fifth-highest of nine financial strength rating ranges assigned by S&P, which range from “AAA” to “R.” A plus (+) or minus (-) shows relative standing in a rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “CCC” category. Accordingly, the “AA-,” “A-,” “BBB-” and “BB-” ratings are the fourth-, seventh-, tenth- and thirteenth-highest of S&P’s 21 ratings categories.

Moody’s states that insurance companies rated “A” (Good) offer good financial security and that insurance companies rated “Ba” (Questionable) offer questionable financial security. The “A” (Good) and “Ba” (Questionable) ranges are the third- and fifth-highest, respectively, of nine financial strength rating ranges assigned by Moody’s, which range from “Aaa” to “C.” Numeric modifiers are used to refer to the ranking within the groups, with 1 being the highest and 3 being the lowest. These modifiers are not added to ratings in the “Aaa” category or to ratings below the “Caa” category. Accordingly, the “A3” and “Ba1” ratings are the seventh- and eleventh-highest, respectively, of Moody’s 21 ratings categories. Issuers or issues rated “Aa.mx” demonstrate very strong creditworthiness relative to other issuers in Mexico.

A.M. Best states that the “A” (Excellent) rating is assigned to those companies that have, in its opinion, an excellent ability to meet their ongoing insurance obligations. The “A” (Excellent) rating is the third-highest of 15 ratings assigned by A.M. Best, which range from “A++” to “F.”

DBRS states that long-term obligations rated “AA” are of superior credit quality. The capacity for the payment of financial obligations is considered high and unlikely to be significantly vulnerable to future events. Credit quality differs from “AAA” only to a small degree.

S&P, Moody’s, A.M. Best and DBRS review their ratings periodically and the company cannot assure you that it will maintain the current ratings in the future. Other agencies may also rate the company or its insurance subsidiaries on a solicited or an unsolicited basis.

About Genworth Financial

Genworth is a leading financial services company meeting the retirement, longevity and lifestyle protection, investment and mortgage insurance needs of its customers, with a presence in more than 25 countries. For more information, visit www.genworth.com.

Inquiries:

Amy Corbin, 804-662-2685

Amy.Corbin@genworth.com